PIMCO Variable Insurance Trust

Statement of Additional Information

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Variable Insurance Trust (the “Trust”), as described below and as supplemented from time to time.

The Trust is an open-end management investment company (“mutual fund”) currently consisting of sixteen (16) separate investment portfolios (the “Portfolios”): the PIMCO Diversified Income Portfolio; the PIMCO Emerging Markets Bond Portfolio; the PIMCO Foreign Bond Portfolio (Unhedged); the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged); the PIMCO Global Bond Portfolio (Unhedged); the PIMCO High Yield Portfolio; the PIMCO Long-Term U.S. Government Portfolio; the PIMCO Low Duration Portfolio; the PIMCO Money Market Portfolio; the PIMCO Real Return Portfolio; the PIMCO Short-Term Portfolio; the PIMCO Total Return Portfolio (together, the “Fixed Income Portfolios”); the PIMCO All Asset Portfolio; the PIMCO All Asset All Authority Portfolio; the PIMCO CommodityRealReturn® Strategy Portfolio; and the PIMCO Global Multi-Asset Portfolio. The Trust offers up to four classes of shares of the Portfolios: Administrative Class, Institutional Class, Advisor Class and Class M.

The Portfolios’ Administrative Class shares are offered through the Administrative Prospectus dated April 30, 2010, the Portfolios’ Institutional Class shares are offered through the Institutional Prospectus dated April 30, 2010, the Portfolios’ Advisor Class and Class M shares are offered through a combined Advisor/M Prospectus dated April 30, 2010, and certain Portfolios’ Administrative, Institutional, Advisor and M Class shares are offered through separate prospectuses each dated April 30, 2010 (collectively, the “Prospectuses”). A copy of the Prospectuses may be obtained free of charge at the address and telephone number listed below.

Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”), 840 Newport Center Drive, Newport Beach, California 92660, is the investment adviser to the Portfolios.

Shares of the Portfolios are currently sold to segregated asset accounts (“Separate Accounts”) of insurance companies to serve as an investment medium for variable annuity contracts and variable life insurance policies (“Variable Contracts”). The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts (“Variable Contract Owners”).

Copies of Prospectuses and annual or semi-annual reports may be obtained free of charge at the address and telephone number listed below.

PIMCO Variable Insurance Trust

840 Newport Center Drive

Newport Beach, California 92660

Telephone: (800) 927-4648

April 30, 2010 (as revised January 25, 2011)

DESCRIPTION OF THE TRUST

The Trust is a Delaware statutory trust established under a Trust Instrument dated October 3, 1997. The Trust is an open-end management investment company composed of separate portfolios, each of which is treated as a separate portfolio. Each Portfolio (except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO CommodityRealReturn® Strategy, PIMCO Emerging Markets Bond, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Bond (Unhedged), PIMCO Global Multi-Asset and PIMCO Real Return Portfolios) is diversified, which means that, with respect to 75% of its total assets, the Portfolio will not: (i) invest more than 5% of its total assets in the securities of any single issuer; or (ii) hold more than 10% of the outstanding voting securities of that issuer.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of each Portfolio are described in the Prospectuses. Consistent with each Portfolio’s investment policies, each Portfolio may invest in “Fixed Income Instruments,” which are defined in the Prospectuses. Additional information concerning the characteristics of certain of the Portfolios’ investments, strategies and risks is set forth below.

The PIMCO All Asset and the PIMCO All Asset All Authority Portfolios invest substantially all of their assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series, each an affiliated investment company also managed by PIMCO. The PIMCO Global Multi-Asset Portfolio also may invest a portion of its assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series. The series of PIMCO Funds and PIMCO Equity Series in which the PIMCO All Asset, the PIMCO All Asset All Authority and the PIMCO Global Multi-Asset Portfolios invest are referred to in this Statement of Additional Information as “Underlying PIMCO Funds.” By investing in Underlying PIMCO Funds, the PIMCO All Asset, the PIMCO All Asset All Authority and the PIMCO Global Multi-Asset Portfolios may have indirect exposure to some or all of the securities and instruments described below depending upon how their assets are allocated among the Underlying PIMCO Funds.

The PIMCO CommodityRealReturn® Strategy Portfolio may pursue its investment objective by investing in the PIMCO Cayman Commodity Portfolio I Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “CRRS Subsidiary”). The CRRS Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio; however, the CRRS Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio and CRRS Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the CRRS Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Portfolio. By investing in the CRRS Subsidiary, the Portfolio is indirectly exposed to the risks associated with the CRRS Subsidiary’s investments. The derivatives and other investments held by the CRRS Subsidiary are generally similar to those held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Portfolio’s CRRS Subsidiary.

The PIMCO Global Multi-Asset Portfolio may pursue its investment objective by investing in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMA Subsidiary,” together with the CRRS Subsidiary, the “Subsidiaries”). The GMA Subsidiary is advised by PIMCO, and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio; however, the

GMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio and GMA Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the GMA Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Portfolio. By investing in the GMA Subsidiary, the Portfolio is indirectly exposed to the risks associated with the GMA Subsidiary’s investments. The derivatives and other investments held by the GMA Subsidiary are generally similar to those held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Portfolio’s GMA Subsidiary.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolios’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Municipal Bonds

Each Portfolio, and certain Underlying PIMCO Funds, may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. It is a policy of each of the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO MuniGO, PIMCO New York Municipal Bond and PIMCO Short Duration Municipal Income Funds (each a “Municipal Fund,” and collectively, the “Municipal Funds”), Underlying PIMCO Funds in which the PIMCO All Asset, the PIMCO All Asset All Authority and the PIMCO Global Multi-Asset Portfolios may invest, to have at least 80% of its net assets plus borrowings for investment purposes invested in investments, the income of which is exempt from federal income tax (“Municipal Bonds”). In the case of the California Intermediate Municipal Bond and California Short Duration Municipal Income Funds, the Underlying PIMCO Funds will invest, under normal circumstances, at least 80% of their net assets plus borrowing for investment purposes in investments, the income of which is exempt from federal income tax and California income tax. In the case of the PIMCO New York Municipal Bond Fund, the Underlying PIMCO Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowing for investment purposes in investments, the income of which is exempt from federal income tax and New York income tax. The ability of a Municipal Fund to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) that at least 50% of the applicable Municipal Fund’s total assets be invested in Municipal Bonds at the end of each calendar quarter. In addition, the Unconstrained Tax Managed Bond Fund, an Underlying PIMCO Fund, seeks to invest under normal circumstances at least 50% of its assets in Municipal Bonds.

Certain Underlying PIMCO Funds, such as the California Intermediate Municipal Bond and California Short Duration Municipal Income Funds, may concentrate their investments in California Municipal Bonds and will therefore be exposed to California state-specific risks. Similarly, the New York Municipal Bond Fund, an Underlying PIMCO Fund, may concentrate its investments in New York Municipal Bonds and will therefore be exposed to New York state-specific risks. State-specific risks are discussed in the “Summary of Risks” section of the applicable Underlying PIMCO Funds’ prospectus and in the “Municipal Bonds” section of the Underlying PIMCO Funds’ Statement of Additional Information. The PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO Unconstrained Tax Managed Bond Funds, each an Underlying PIMCO Fund, may, from time to time, invest more than 25% of their total assets in Municipal Bonds of issuers in California and New York, and the PIMCO MuniGO Fund, an Underlying PIMCO Fund, may, from time to time, invest more than 25% of its assets in Municipal Bonds of issuers in California, and if so, will be subject to the California and New York State state-specific risks discussed in the “Summary of Risks” section of the applicable Underlying PIMCO Fund’s prospectus and in the “Municipal Bonds” section of the Underlying PIMCO Funds’ Statement of Additional Information, but none of these Underlying PIMCO Funds have any present intention to invest more than that amount in a particular state.

Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the Municipal Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

A Municipal Fund (except the MuniGO Fund) and the Unconstrained Tax Managed Bond Fund, an Underlying PIMCO Fund, may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. A Municipal Fund, and to the extent a Portfolio invests in a Municipal Fund, a Portfolio, may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Each Portfolio or Underlying PIMCO Fund, and in particular the Municipal Funds, that may invest in Municipal Bonds may invest in pre-refunded Municipal Bonds. Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded Municipal Bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Municipal Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). While still tax-exempt, pre-refunded Municipal Bonds usually will bear an Aaa rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury or Agency securities. As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of Municipal Bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded Municipal Bonds held by a Municipal Fund may subject the Municipal Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Municipal Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the Securities and Exchange Commission and the Internal Revenue Service, a Municipal Fund’s investment in pre-refunded Municipal Bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to certain Municipal Funds, be considered an investment in the respective U.S. Treasury and Agency securities.

Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. The PIMCO California Short Duration Municipal Income, PIMCO MuniGO, PIMCO Short Duration Municipal Income and PIMCO Unconstrained Tax Managed Bond Funds, each an Underlying PIMCO Fund, do not intend to invest in securities whose interest is subject to the federal alternative minimum tax.

Each Portfolio or Underlying PIMCO Fund, and in particular the Municipal Funds, that may invest in Municipal Bonds may invest in Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. A Municipal Fund’s investments in Build America Bonds will result in taxable income to the Municipal Fund shareholders and the Municipal Fund may elect to pass through to shareholders the corresponding tax credits. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. For example, taxable funds, including Underlying PIMCO Funds other than the Municipal Funds, may choose to invest in Build America Bonds. Although Build America Bonds are only authorized for 2009 and 2010, the program may result in reduced issuance of tax-exempt Municipal Bonds. As a result, Underlying PIMCO Funds that invest in tax-exempt Municipal Bonds, such as the Municipal Funds, may increase their holdings of Build America Bonds and other investments permitted by the Municipal Funds’ respective investment objectives and policies.

The Portfolios may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Portfolios will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The Portfolios also may purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Portfolio is permitted to invest.

The Portfolios may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Portfolio may not invest more than 15% (5% in the case of the PIMCO Money Market Portfolio) of its net assets in illiquid securities, including unmarketable private placements.

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Portfolio would hold the longer-term security, which could experience substantially more volatility.

The Portfolios that may invest in Municipal Bonds may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Portfolio may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A Portfolio will not invest more than 5% of its net assets in municipal warrants.

The Portfolios may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any portfolio. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Because a significant portion of insured Municipal Bonds that have been issued and are outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the Municipal Bonds insured by that insurance company and on the Municipal Bond markets as a whole. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Each Portfolio (except the PIMCO Money Market Portfolio) may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying Municipal Bond. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond.

RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Portfolios when short-term interest rates rise, and increase the interest paid to the Portfolios when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each Portfolio’s investment objectives and general investment policies, a Portfolio (except the PIMCO Money Market Portfolio) may invest in RIBs without limitation.

In a transaction in which a Portfolio purchases a RIB from a trust, and the underlying Municipal Bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolios where the Portfolios did not previously own the underlying Municipal Bond.

The Portfolios also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Portfolios will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the Internal Revenue Service (“IRS”) has not issued a definitive ruling on the matter.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

The Portfolios may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Portfolios also may sell Municipal Bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Portfolio shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect a Portfolio’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, Municipal Bonds rated below investment grade (i.e., high yield Municipal Bonds) may not be as liquid as higher-rated Municipal Bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a Municipal Bond and on a Portfolio’s ability to sell a Municipal Bond in response to changes or anticipated changes in economic conditions or to meet the Portfolio’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Portfolio’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Each Portfolio or Underlying PIMCO Fund that may invest in Municipal Bonds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Portfolio’s Municipal Bonds in the same manner. In particular, the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income and PIMCO New York Municipal Bond Funds, each Underlying PIMCO Funds, are subject to the risks inherent in concentrating investment in a particular state or region.

Mortgage-Related Securities and Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” Certain Portfolios also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Portfolios’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PIMCO determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Portfolio will not purchase mortgage-related securities or any other assets which in PIMCO’s opinion are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets will be illiquid (5% in the case of the PIMCO Money Market Portfolio.)

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolios’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolios take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolios may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio’s investment objectives and policies, PIMCO may invest in various tranches of CMO bonds, including support bonds.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

Consistent with a Portfolio’s investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Real Estate Securities and Related Derivatives

Certain Portfolios and Underlying PIMCO Funds (in particular, the PIMCO RealEstateRealReturn Strategy Fund) may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so Portfolios and Underlying PIMCO Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager,

changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Bank Obligations

Bank obligations in which the Portfolios may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (5% in the case of the PIMCO Money Market Portfolio) would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets.

To the extent that the PIMCO Money Market Portfolio invests 25% or more of its assets in obligations issued by U.S. banks, the Portfolio will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

The PIMCO Long-Term U.S. Government and PIMCO Money Market Portfolios may invest in the same types of bank obligations as the other Portfolios, but they must be U.S. dollar-denominated. Subject to the Trust’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, as described in the “Investment Restrictions” section below, there is no limitation on the amount of a Portfolio’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Indebtedness, Loan Participations and Assignments

Each Portfolio (except the PIMCO Money Market Portfolio), and certain Underlying PIMCO Funds, may purchase indebtedness and participations in commercial loans. Such investments may be secured or unsecured. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which a Portfolio intends to invest may not be rated by any nationally recognized rating service.

Certain Portfolios may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Portfolio’s only recourse will be against the property securing the DIP financing.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested. The Portfolios may make investments in indebtedness and loan participations to achieve capital appreciation, rather than to seek income.

Certain Portfolios that are diversified limit the amount of their total assets that they will invest in any one issuer and all Portfolios limit the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Portfolio.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolios rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.

Trade Claims

The Portfolios, and certain Underlying PIMCO Funds, may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Corporate Debt Securities

A Portfolio’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in PIMCO’s opinion comparable in quality to corporate debt securities in which the Portfolio may invest.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.” S&P describes securities rated BBB as “regarded as having adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.” For securities rated BBB, Fitch states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies

Investments in securities rated below investment grade that are eligible for purchase by certain of the Portfolios and in particular, by the PIMCO Diversified Income, PIMCO Emerging Markets Bond and PIMCO High Yield Portfolios, are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios, by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield and distressed company securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting debt securities for a Portfolio, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Portfolio, the Portfolio may retain the security if PIMCO deems it in the best interest of shareholders.

Creditor Liability and Participation on Creditors Committees

Generally, when a Portfolio holds bonds or other similar fixed income securities of an issuer, the Portfolio becomes a creditor of the issuer. If a Portfolio is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make a Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio will participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Portfolio’s rights as a creditor or to protect the value of securities held by the Portfolio. Further, PIMCO has the authority to represent the Trust, or any Portfolio(s) thereof, on creditors committees or similar committees and generally with respect to challenges related to the securities held by the Portfolios relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The PIMCO Money Market Portfolio may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted and the Portfolio may demand payment of principal from the issuer within that period.

Certain Portfolios may invest in floating rate debt instruments (“floaters”) and (except for the PIMCO Money Market Portfolio) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Each of the Portfolios (except for the PIMCO Money Market Portfolio) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Portfolio (except for the PIMCO Money Market Portfolio) may invest up to 5% of its total assets in any combination of mortgage-related and or other asset-backed IO, PO, or inverse floater securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs. To the extent permitted by each Portfolio’s investment objectives and general investment policies, a Portfolio may invest in RIBs without limitation.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolios also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Certain Portfolios may obtain event-linked exposure by investing in “event-linked bonds,” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Convertible Securities

Each Portfolio (except the PIMCO Money Market Portfolio) may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.

A third party or PIMCO also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when PIMCO believes that such a combination may better achieve a Portfolio’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A Portfolio also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Portfolio in turn assumes credit risk associated with the convertible note.

Equity Securities

While the securities in which certain Portfolios primarily intend to invest are expected to consist of fixed income securities, such Portfolios (except for the PIMCO Total Return and PIMCO Money Market Portfolios) may invest in equity securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. The Portfolios generally consider a small-cap company to be a company with a market capitalization of up to $1.5 billion, a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion, and a large-cap company to be a company with a market capitalization of greater than $10 billion.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectuses and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Preferred Stock

Each Portfolio (except for the PIMCO Total Return and PIMCO Money Market Portfolios) may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Depositary Receipts

Certain Underlying PIMCO Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or over-the-counter and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.

Warrants to Purchase Securities

The Portfolios may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Portfolio (other than the PIMCO Money Market Portfolio) will not invest more than 5% of its net assets in warrants to purchase securities. The PIMCO Money Market Portfolio will not invest in warrants. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Foreign Securities

The Fixed Income Portfolios (except the PIMCO Long-Term U.S. Government Portfolio) and the PIMCO CommodityRealReturn® Strategy Portfolio may invest in corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PIMCO Money Market Portfolio may invest in securities of foreign issuers only if they are U.S. dollar-denominated.

PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

A Portfolio that invests in instruments economically tied to non-U.S. countries may invest in a range of countries and, as such, the value of the Portfolio’s assets may be affected by uncertainties such as international political developments, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of countries in which investment may be made.

PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, PIMCO identifies countries as emerging markets consistent with the strategic objectives of various Portfolios. For instance, the PIMCO Emerging Markets Bond Portfolio generally will consider a country to be an emerging market country if it is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. For all other Portfolios, a country generally will be considered an emerging market country only if: (i) at least one supranational organization has classified it as an emerging or developing economy; and (ii) no other supranational organization has classified the country as a developed country.

The PIMCO Diversified Income, PIMCO Emerging Markets Bond, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Bond (Unhedged) and PIMCO Global Multi-Asset Portfolios may invest, without limit, in securities and instruments that are economically tied to emerging market countries. Each of the PIMCO High Yield and PIMCO Total Return Portfolios may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Each remaining Portfolio that is permitted to invest in foreign (non-U.S.) securities, except for the PIMCO Money Market and PIMCO Short-Term Portfolios, may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Short-Term Portfolio may invest up to 5% of its total assets in such securities and instruments.

Investment risk may be particularly high to the extent that a Portfolio invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. Certain Portfolios may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks.

General Emerging Market Risk. The securities markets of countries in which the Portfolios may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which the Portfolios may invest may not be subject to a high degree of regulation and the financial institutions with which the Portfolios may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Portfolios may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolios’ investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolios could lose their entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolios invest a significant portion of their assets in a concentrated geographic area, the Portfolios will generally have more exposure to regional economic risks associated with those investments.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Portfolios that may invest in securities and instruments that are economically tied to emerging market countries will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Portfolios’ investment. If such restrictions were to be imposed subsequent to the Portfolios’ investment in the securities markets of a particular country, the Portfolios’ response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Portfolios’ liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Portfolios may seek exceptions to those restrictions. If those restrictions are present and cannot by avoided by the Portfolios, the Portfolios’ returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized than in developed markets. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Portfolios may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Portfolios. The Portfolios will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Portfolios will be successful in eliminating or reducing this risk, particularly as Counterparties operating in developing countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Portfolios. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Portfolios’ claims in any of these events.

Counterparty Risk. Trading in the securities of developing markets presents additional credit and financial risks. The Portfolios may have limited access to, or there may be a limited number of, potential Counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential Counterparties to certain financial institutions located or operating in the particular emerging market. Potential Counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Portfolios may not be able to reduce or mitigate risks related to trading with emerging market Counterparties. The Portfolios will seek, where possible, to use Counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Portfolios invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Portfolios’ investment in that country.

Litigation. The Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain developing countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in markets in developing countries, that purported securities in which the Portfolios invest may subsequently be found to be fraudulent and as a consequence the Portfolios could suffer losses.

Taxation. The local taxation of income and capital gains accruing to non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Portfolios could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Portfolios will seek to reduce these risks by careful management of their assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Portfolios’ investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Each of the Portfolios (except the PIMCO Long-Term U.S. Government and PIMCO Money Market Portfolios) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolios) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio’s income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Japanese Investment Risk. Certain of the Underlying PIMCO Funds in which the PIMCO All Asset, the PIMCO All Asset All Authority and PIMCO Global Multi-Asset Portfolios may invest may invest in securities offered by Japanese issuers. The value of such securities may be significantly affected by economic, political and regulatory developments in Japan. Since 1990, the Japanese economy has experienced serious difficulties. During that period, the Tokyo Stock Price Index, a measure of the Japanese stock market, had fallen more than 50% since its peak in the 1980s. While Japan’s economic performance has shown modest improvements in the mid-2000s, the Japanese government continues to deal with persistent economic problems, including deflation, a banking system that has suffered from non-performing loans, and tax laws that dampen growth. Other factors having a negative impact include a heavy government budget deficit and low interest rates.

The Japanese economy lacks diversification, relying heavily on a small number of industries, including the electronic machinery sector. Japan is relatively poor in natural resources, and so it is dependent on imports, especially in the agricultural sector. It also relies on international trade to procure commodities needed for its strong heavy industrial sector, and therefore it is vulnerable to fluctuations in commodity prices. Japan has a high volume of exports, partly due to the government’s protectionist policies, which have caused tension with Japan’s trading partners, including the United States.

Generally, Japanese corporations are required to provide less disclosure than that required by U.S. law and accounting practice. Japanese accounting and auditing practices differ significantly from U.S. standards in specific areas, including regarding unconsolidated subsidiaries and related structures.

Foreign Currency Transactions

All Portfolios that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). Portfolios may engage in these transactions in order to attempt to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. These Portfolios also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting the outlook, and the Portfolios might be expected to enter into such contracts under the following circumstances:

Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s portfolio holdings denominated in the currency sold.

Direct Hedge. If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Portfolio can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Portfolio’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Portfolio’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Portfolio may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Portfolio in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Portfolio will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Certain Portfolios may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations

Tax Consequences of Currency Hedging. Under applicable tax law, the Portfolios may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Portfolios are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Portfolios and could affect whether dividends paid by the Portfolios are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

Except as described below, each Portfolio may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio’s total assets. A Portfolio also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Portfolio’s total assets.

Specifically, provisions of the 1940 Act require a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Portfolio’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

A Portfolio also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Portfolio. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolios. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

A Portfolio may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Portfolio to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Portfolio typically will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, the Portfolio may treat such transactions as bank borrowings, which would be subject to the Portfolios’ limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of a Portfolio’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Portfolio’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolios’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Portfolio’s overall limitations on investments in illiquid securities.

A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security. A Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security.

Derivative Instruments

In pursuing their individual objectives, the Portfolios (except for the PIMCO Money Market Portfolio) may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index or as part of their overall investment strategies, except that those Portfolios that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Portfolios (except the PIMCO Long-Term U.S. Government and PIMCO Money Market Portfolios) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Portfolio (except for the PIMCO Money Market Portfolio) also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Portfolios may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Portfolio also may use those instruments, provided that the Board of Trustees determines that their use is consistent with the Portfolio’s investment objective.

The value of some derivative instruments in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolios could be exposed to the risk of loss.

The Portfolios might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable, or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Portfolio to close out or to liquidate its derivatives positions. In addition, a Portfolio’s use of such instruments may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Portfolios (or Underlying PIMCO Funds) that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes. A Portfolio may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

If a Portfolio writes a call option on a security or an index, it may “cover” its obligation under the call option by owning the security underlying the call option, by having an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Portfolio, or by maintaining with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the market value of the security or index underlying the option. A call option written by a Portfolio is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index written by a Portfolio is “covered” if the Portfolio segregates or “earmarks” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option written by a Portfolio is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Portfolios may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Portfolios’ immediate obligations. The Portfolios may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding.

To the extent that a Portfolio writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Portfolio has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Portfolio were unable to close out such a call option, the Portfolio would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options. Portfolios that invest in foreign currency denominated securities may buy or sell put and call options on foreign currencies. These Portfolios may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

Each Portfolio (except for the PIMCO Money Market Portfolio) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Portfolio may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Certain of the Portfolios also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

A Portfolio may purchase and write call and put futures options, as specified for that Portfolio in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Portfolios, neither the Trust nor any of the individual Portfolios is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. PIMCO is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Portfolios.

Limitations on Use of Futures and Futures Options. A Portfolio that may use futures and futures options will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by such Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

The Portfolios may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Portfolios’ immediate obligations. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis), assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the futures contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or “earmark” liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to utilize these contracts to a greater extent than if the Portfolio were required to segregate or “earmark” assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis), assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis), assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a Portfolio’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Portfolio’s portfolio securities. Thus, the use of a longer-term security may require a Portfolio to hold offsetting short-term securities to balance the Portfolio’s portfolio such that the Portfolio’s duration does not exceed the maximum permitted for the Portfolio in the Prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, futures options and forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that certain Portfolios and Underlying PIMCO Funds in which the PIMCO All Asset, the PIMCO All Asset All Authority and the PIMCO Global Multi-Asset Portfolios may invest enter into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Portfolio’s or Underlying PIMCO Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Portfolio. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Portfolio to reinvest the proceeds of a maturing contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Portfolio’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. Each Portfolio (except for the PIMCO Money Market Portfolio) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Portfolio may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Portfolio also may enter into options on swap agreements (“swap options”).

A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Portfolio’s investment objectives and general investment polices, certain of the Portfolios may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher fee at each swap reset date.

A Portfolio also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio (except for the PIMCO Money Market Portfolio) may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option, the Portfolio will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by the Portfolios would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Portfolio’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities.

A Portfolio also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.

In January 2009, the SEC issued temporary rules to allow for clearinghouses to facilitate certain credit default swap transactions between one or more counterparties. A clearinghouse may act as the intermediary, or central counterparty, in credit default swap transactions, reducing the risk of a counterparty defaulting on a transaction while providing a central location for regulators to view traders’ positions and prices. The use of a clearinghouse for credit default swaps is voluntary and the temporary rules are in effect from January 22, 2009 until November 30, 2010. In March 2009 the SEC approved exemptions to allow the CME Group, Inc. and InterContinental, Inc. to operate a clearinghouse for credit default swaps. Similarly, dealers of credit-default swaps in Europe agreed in February 2009 to use a clearinghouse in the European Union to guarantee derivatives. Nine banks and brokers, including Deutsche Bank AG, JPMorgan Chase & Co., and Barclays PLC, committed to start using one or more clearinghouses within the 27-nation region by the end of July 2009. The clearinghouse(s) will be funded by their members. In response to these developments, in March 2009 the Financial Industry Regulatory Authority (“FINRA”) proposed a pilot program imposing margin rules for credit default swap transactions executed by a registered broker-dealer and cleared by the CME Group, Inc. or other central counterparty platforms. FINRA speculates that the creation of CDS central counterparties will result in an increasing volume of CDS transactions being handled through broker-dealers instead of through affiliated entities of investment banks as in the past. FINRA’s pilot program is set to expire November 30, 2010.

Whether a Portfolio’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios’ ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which PIMCO may determine swaps (including swap options) to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Correlation Risk for Certain Portfolios. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, certain Portfolios and Underlying PIMCO Funds seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Portfolios and Underlying PIMCO Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Synthetic Equity Swaps. Certain Underlying PIMCO Funds may also enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rated based on the notional amount. The notional amount is not invested in the reference security. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and the Underlying PIMCO Fund will either pay or receive the net amount. The Underlying PIMCO Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Portfolio from using such instruments as a part of its investment strategy, and could ultimately prevent a Portfolio from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC also investigated allegations of price manipulation in certain commodity markets. Some Members of Congress introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While no current regulatory or legislative activity is anticipated to have a direct, immediate effect upon the Portfolios, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if certain proposed measures were to become law, they could potentially limit or completely restrict the ability of a Portfolio to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Portfolios engage in derivative transactions could also prevent the Portfolios from using certain instruments. These risks may be particularly acute for those Portfolios, such as the PIMCO CommodityRealReturn™ Strategy Portfolio, that make extensive use of commodity-related derivative instruments in seeking to achieve their investment objectives.

Structured Products

The Portfolios may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Portfolio. Each Portfolio, except for the PIMCO CommodityRealReturn™ Strategy Portfolio, will not invest more than 5% of its total assets in a combination of credit-linked securities or commodity-linked notes.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Portfolios will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Portfolio invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Portfolio’s holdings in an effort to monitor the Portfolio’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Bank Capital Securities

The Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

Trust Preferred Securities

The Portfolios may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Portfolio, to sell their holdings. In identifying the risks of the trust preferred securities, PIMCO will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Portfolio.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Portfolios characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Portfolio (except for the PIMCO Money Market Portfolio) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A Portfolio (except the PIMCO Money Market Portfolio) may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolios’ limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Portfolio.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each of the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases or sales are outstanding, the Portfolio will segregate or “earmark” until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in an amount sufficient to meet the Portfolio’s obligation. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Standby Commitment Agreements

The Portfolios and Underlying PIMCO Funds may enter into standby commitment agreements, which are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a Portfolio or Underlying PIMCO Fund receives a commitment fee based upon a percentage of the purchase price of the security. The Portfolio or Underlying PIMCO Fund receives this fee whether or not it is ultimately required to purchase the security.

There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Portfolio or Underlying PIMCO Fund will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid securities. A Portfolio or Underlying PIMCO Fund will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Portfolio’s or Underlying PIMCO Fund’s net asset value, on the date on which the security can reasonably be expected to be issued.

Short Sales

Each of the Portfolios may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Portfolios may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that PIMCO determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Portfolio replaces the borrowed security. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Portfolios will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

144A Securities

In addition to a Portfolio’s investments in privately placed and unregistered securities, a Portfolio may also invest in securities sold pursuant to Rule 144A of the Securities Act of 1933. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market and are treated as liquid under procedures approved by the Board of Trustees. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC.

Illiquid Securities

The Portfolios may invest up to 15% of their net assets in illiquid securities (5% in the case of the PIMCO Money Market Portfolio). The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with remaining maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than 144A securities and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% or the market value (plus accrued interest) of the securities loaned or 105% of the market value (plus accrued interest) of the securities loaned if the borrowed securities are principally cleared and settled outside of the U.S.; (ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned; (iii) the Portfolio will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio. Each Portfolio’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Portfolio in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Portfolios may pay lending fees to the party arranging the loan. Cash collateral received by a Portfolio in securities lending transactions may be invested in short-term liquid Fixed Income Instruments or in money market or short-term funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Portfolio bears the risk of such investments.

Social Investment Policies

The PIMCO Low Duration Fund III and PIMCO Total Return Fund III, Underlying PIMCO Funds in which the PIMCO All Asset, the PIMCO All Asset All Authority and the PIMCO Global Multi-Asset Portfolios may invest, will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities (“Socially-Restricted Issuers”). Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by PIMCO. PIMCO’s determination of Socially-Restricted Issuers at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for those Underlying PIMCO Funds. In making its analysis, PIMCO may rely upon, among other things, information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.

Additionally, the PIMCO Low Duration Fund III and the PIMCO Total Return Fund III will not, as a matter of nonfundamental operating policy, invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (“Sudan-Related Issuers”). In applying the policy noted in the prior sentence, PIMCO will not invest directly in companies who own or control property or assets in Sudan; have employees or facilities in Sudan; provide goods or services to companies domiciled in Sudan; obtain goods or services from Sudan; have distribution agreements with companies domiciled in Sudan; issue credits or loans to companies domiciled in Sudan; or purchase goods or commercial paper issued by the Government of Sudan. In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The PIMCO Low Duration Fund III and PIMCO Total Return Fund III may invest in derivative instruments whose returns are based, in whole or in part, on securities issued by Socially-Restricted Issuers or Sudan-Related Issuers where the counterparties to such transactions are not themselves either Socially-Restricted Issuers or Sudan-Related Issuers. With respect to derivatives based on securities of Socially-Restricted Issuers or Sudan-Related Issuers, including, but not limited to, credit default swaps, the PIMCO Low Duration Fund III or the PIMCO Total Return Fund III may be obligated to take possession of the underlying securities in certain circumstances. In such cases, the PIMCO Low Duration Fund III or the PIMCO Total Return Fund III, as applicable, will use reasonable efforts to divest themselves of these securities and may incur a loss in doing so.

Because the PIMCO Low Duration Fund III and the PIMCO Total Return Fund III adhere to the social investment policies described above, these Underlying PIMCO Funds may be required to forego certain investment opportunities and their associated returns.

Investments in the Wholly-Owned Subsidiaries

Investments in the Subsidiaries are expected to provide the PIMCO CommodityRealReturn® Strategy Portfolio and the PIMCO Global Multi-Asset Portfolio, respectively, with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent IRS revenue rulings, as discussed below under “Taxation.” The Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own board of directors. The PIMCO CommodityRealReturn® Strategy Portfolio is the sole shareholder of the CRRS Subsidiary, and it is not currently expected that shares of the CRRS Subsidiary will be sold or offered to other investors. The PIMCO Global Multi-Asset Portfolio is the sole shareholder of the GMA Subsidiary, and it is not currently expected that shares of the GMA Subsidiary will be sold or offered to other investors.

It is expected that the Subsidiaries will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. Although the PIMCO CommodityRealReturn® Strategy Portfolio and the PIMCO Global Multi-Asset Portfolio may enter into these commodity-linked derivative instruments directly, each Portfolio will likely gain exposure to these derivative instruments indirectly by investing in its Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market then commodity index-linked notes, each Portfolio’s investment in its Subsidiary will likely increase. The Subsidiaries will also invest in inflation-indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the respective Subsidiary’s derivatives position. To the extent that the PIMCO CommodityRealReturn® Strategy Portfolio and/or the PIMCO Global Multi-Asset Portfolio invest in their respective Subsidiaries, such Portfolio may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the applicable Prospectuses and this Statement of Additional Information.

While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectuses and this Statement of Additional Information, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the PIMCO CommodityRealReturn® Strategy Portfolio, the PIMCO Global Multi-Asset Portfolio and/or the Subsidiaries to operate as described in the applicable Prospectuses and this Statement of Additional Information and could negatively affect the Portfolios and their shareholders.

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios themselves are regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ portfolio holdings. Furthermore, volatile financial markets can expose the Portfolios to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage the Portfolios in a manner consistent with achieving each Portfolio’s investment objective, but there can be no assurance that it will be successful in doing so.

Temporary Investment

If PIMCO believes that economic or market conditions are unfavorable to investors, PIMCO may temporarily invest up to 100% of a Portfolio’s assets in certain defensive strategies, including holding a substantial portion of the Portfolio’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As discussed in this Statement of Additional Information, a Portfolio may also invest in affiliated money market and/or short-term bond funds for temporary cash management purposes.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Portfolio’s investment objective (except for the PIMCO All Asset All Authority, PIMCO Foreign Bond (Unhedged) and PIMCO Global Multi-Asset Portfolios), as set forth in the Prospectuses under the heading “Principal Investments and Strategies,” together with the investment restrictions set forth below, is a fundamental policy of the Portfolio and may not be changed with respect to a Portfolio without shareholder approval by vote of a majority of the outstanding shares of that Portfolio.

(1) A Portfolio may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the PIMCO Money Market Portfolio may concentrate its investments in securities or obligations issued by U.S. banks).

(2) A Portfolio may not, with respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. (This investment restriction is not applicable to the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO CommodityRealReturn® Strategy, PIMCO Emerging Markets Bond, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Bond (Unhedged), PIMCO Global Multi-Asset, or PIMCO Real Return Portfolios.) For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

(3) A Portfolio may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4) A Portfolio may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Portfolio, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5) A Portfolio may borrow money or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time

(6) A Portfolio may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7) A Portfolio may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8) Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Portfolio that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Portfolio.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Portfolio, such excess shall be subject to the 300% asset coverage requirement.

To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregating or “earmarking” of assets determined to be liquid in accordance with procedures adopted by the Board of Trustees, equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolios have adopted an investment policy pursuant to which a Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of OTC options currently outstanding which are held by the Portfolio, 2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and 3) margin deposits on the Portfolio’s existing OTC options on futures contracts, exceeds 15% of the net assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy is not a fundamental policy of the Portfolios and may be amended by the Board of Trustees without the approval of shareholders. However, the Portfolios will not change or modify this policy prior to the change or modification by the SEC staff of its position.

For purposes of applying the Portfolios’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, in applying certain of the Portfolios’ investment policies and restrictions the Portfolio will value the credit default swap at its notional amount but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The Portfolios interpret their policy with respect to concentration in a particular industry under Fundamental Investment Restriction 1, above, to apply to direct investments in the securities of issuers in a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Portfolios’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, Municipal Bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Funds’ industry concentration restrictions. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries. With respect to investments in Underlying PIMCO Funds by the PIMCO All Asset, the PIMCO All Asset All Authority and the PIMCO Global Multi-Asset Portfolios, the Trust takes the position that investments in Underlying PIMCO Funds are not considered an investment in a particular industry, and portfolio securities held by an Underlying PIMCO Fund in which these Portfolios may invest are not considered to be securities purchased by these Portfolios for purposes of the Trust’s policy on concentration.

A Portfolio may invest in certain derivative instruments which, while representing a relatively small amount of the Portfolio’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that a Portfolio obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

The Portfolios interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit the Portfolios, subject to each Portfolio’s investment objectives and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments.

The Portfolios interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Portfolios, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Portfolios may enter into transactions among themselves with respect to the investment of daily cash balances of the Portfolios in shares of affiliated money market and/or short term bond funds, as well as the use of daily excess cash balances of affiliated money market and/or short-term bond funds in inter-fund lending transactions with the other Portfolios for temporary cash management purposes. The interest paid by a Portfolio in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Non-Fundamental Investment Restrictions

Each Portfolio is also subject to the following non-fundamental restrictions and policies (which may be changed by the Trust’s Board of Trustees without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated:

(A) A Portfolio may not invest more than 15% of its net assets (5% in the case of the PIMCO Money Market Portfolio) (taken at market value at the time of the investment) in “illiquid securities,” which are defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements with more than seven days remaining until maturity, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Portfolio has purchased, securities or other liquid assets being used to cover such options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act, and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

(B) A Portfolio may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

(C) Each Portfolio (except for the PIMCO Money Market Portfolio) may invest up to 5% of its total assets (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities. The 5% limitation described in this restriction is considered an Elective Investment Restriction (as defined below) for purposes of a Portfolio’s acquisition through a Voluntary Action (as defined below).

In addition, the Trust has adopted the following non-fundamental investment policies that may be changed on 60 days notice to shareholders:

(1) The PIMCO High Yield Portfolio will invest, under normal circumstances, at least 80% of its assets in high yield investments.

(2) The PIMCO Long-Term U.S. Government Portfolio will invest, under normal circumstances, at least 80% of its assets in U.S. Government investments.

(3) The PIMCO Global Bond Portfolio (Unhedged) will invest, under normal circumstances, at least 80% of its assets in bond investments.

(4) The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) and PIMCO Foreign Bond Portfolio (Unhedged) will invest, under normal circumstances, at least 80% of its assets in foreign bond investments.

(5) The PIMCO Emerging Markets Bond Portfolio will invest, under normal circumstances, at least 80% of its assets in emerging market bond investments.

For purposes of these policies, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes. In addition, for purposes of these policies, investments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Further, for purposes of these policies, a Portfolio may “look through” a repurchase agreement to the collateral underlying the agreement (typically, government securities), and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral.

Currency Hedging. The Trust has adopted a non-fundamental policy pursuant to which each Portfolio that may invest in securities denominated in foreign currencies, except for the PIMCO Diversified Income, PIMCO Emerging Markets Bond, PIMCO Foreign Bond (Unhedged), PIMCO Global Bond (Unhedged) and PIMCO Global Multi-Asset Portfolios, will normally limit its foreign currency exposure (from non-U.S. dollar-denominate securities or currencies) to 20% of its total assets. There can be no assurance that currency hedging techniques will be successful. All percentage limitations described in this paragraph are considered Elective Investment Restrictions (as defined below) for purposes of a Fund’s acquisition through a Voluntary Action (as defined below).

Unless otherwise indicated, all limitations applicable to Portfolio investments (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.

From time to time, a Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to Portfolio shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Unless otherwise indicated, all percentage limitations on Portfolio investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not (i) specifically included in this “Investment Restrictions” section or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time a transaction is entered into unless the transaction is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Portfolio’s acquisition of securities or instruments through a Voluntary Action.

Certain of the Portfolios have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses). Pursuant to the discretion of PIMCO and a Portfolio’s sub-adviser, if any, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. During such periods, a Portfolio may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Trust Instrument, its By-Laws and Delaware law, the Board of Trustees (the “Board”) has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Leadership Structure and Risk Oversight Function

The Board is currently composed of seven Trustees, five of whom are not “interested persons” of the Trust (as that term is defined by Section 2(a)(19) of the 1940 Act) (“Independent Trustees”). The Trustees meet periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities.

Brent R. Harris, a Managing Director and member of Executive Committee of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board does not have a lead Independent Trustee; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner than enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other trusts in the fund complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the fund complex; and the management, distribution and other service arrangements of each Fund, the Trust and the fund complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Qualifications of the Trustees

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust1*	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees[1]
Brent R. Harris (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	142

Chairman and Trustee, PIMCO Funds; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge (52) Trustee	02/2010 to present	Managing Director, Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	140	Trustee, PIMCO Funds; and Trustee, PIMCO ETF Trust.

Name, Age and Position Held with Trust1*	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo.	142	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor.	142	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing).	140	Trustee, PIMCO Funds; and Trustee, PIMCO ETF Trust Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc.

Ronald C Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	140	Trustee, PIMCO Funds; and Trustee, PIMCO ETF Trust

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor.	140	Trustee, PIMCO Funds; and Trustee, PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

[1]	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
[2]	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2009.

The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills of each Trustee, including those listed in the table above. With the exception of Messrs. Hodge and Parker, each Trustee has significant experience as a Trustee of the Trust and has served for several years as a Trustee for other funds in the same fund complex as the Trust. The Board has taken into account each Trustee’s commitment to the Board and participation in Board and committee meetings throughout his tenure on the Board. The following is a summary of qualifications, experiences and skills of each Trustee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Harris’s position as a Managing Director of PIMCO and a Member of its Executive Committee give him valuable experience with the day-to-day management of the operation of the Trust as well as other funds within the fund complex, enabling him to provide essential management input to the Board.

Mr. Hodge’s position as Chief Operating Officer and a Managing Director of PIMCO, as well as a Member of the Global Executive Committee of Allianz Global Investors give him valuable financial and operational experience with the day-to-day management of the Trust and PIMCO, its adviser, which enable him to provide essential management input to the Board.

Mr. Cannon has experience as the proprietor of a private equity investment firm and as president of a nonprofit entity. His qualifications also include past participation on the board of PIMCO Funds Multi-Manager Series (now known as Allianz Funds). Mr. Cannon also has prior experience as a board member of a public company.

Mr. Curtis has experience in the areas of financial reporting and accounting, including prior experience as President and Chief Executive Officer of a New York Stock Exchange listed company and as a board member and audit committee chair of several REITs. He also served as Dean of the School of Economics and Business at Chapman University.

Mr. Hagan has experience in the areas of financial reporting and accounting, including past experience as Chairman and CEO of a New York Stock Exchange listed company. He also has experience as a board member and audit committee chairman of a public company.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation.

Mr. Popejoy has prior management experience as the director of a government agency and as the Chief Executive Officer of Orange County, California. He also has experience as a board member of public companies.

Executive Officers

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (50) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present

Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (47) Vice President – Senior Counsel, Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Audrey L. Cheng (35) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Specialist, PIMCO.

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*	The information for the individuals listed is as of December 31, 2009.

Securities Ownership

Listed below for each Trustee, as of December 31, 2009, is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee that are in the same family of investment companies as the Trust, as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustee in Family of Investment Companies
Interested Trustee
Brent R. Harris	None	Over $100,000
Independent Trustees
E. Philip Cannon	None	Over $100,000
Vern O. Curtis	None	Over $100,000
J. Michael Hagan	None	Over $100,000
Ronald C. Parker	None	Over $100,000
William J. Popejoy	None	Over $100,000

To the best of the Trust’s knowledge, as of April 15, 2010, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of each class of each Portfolio.

Trustee Ownership of the Investment Adviser and Principal Underwriter, and Their Control Persons

No independent Trustee (or his immediate family members) had any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee’s, as of December 31, 2009, (and his immediate family members’) share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2009.

Name of Independent Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
E. Philip Cannon	None	None	None	None	None
Vern O. Curtis	None	None	None	None	None
J. Michael Hagan	None	None	None	None	None
Ronald C. Parker	None	None	None	None	None
William J. Popejoy	None	None	None	None	None

No independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; (ii) any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

—	the Portfolios;

—	an officer of the Portfolios;

—

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Portfolios or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Portfolios;

—

an officer or an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Portfolios or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Portfolios;

—	the investment adviser or principal underwriter of the Portfolios;

—	an officer of the investment adviser or principal underwriter of the Portfolios;

—	a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Portfolios; or

—	an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Portfolios.

Standing Committees

The Trust has a standing Audit Committee that consists of all of the independent Trustees (Messrs. Cannon, Curtis, Hagan (Chair), Parker and Popejoy). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting a liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended December 31, 2009, there were 4 meetings of the Audit Committee.

The Board of Trustees has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust’s valuation policies, when the Board of Trustees is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Committee currently consists of Messrs. Harris, Hodge, Hardaway and Brown and Ms. Anctil. However, the members of this committee may be changed by the Board of Trustees from time to time. During the fiscal year ended December 31, 2009, there were 12 meetings of the Valuation Committee.

The Trust also has a Governance Committee, which is composed of all of the Trustees and which is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee that are Independent Trustees (Messrs. Cannon, Curtis, Hagan, Parker and Popejoy (Chair)) vote on the nomination of Independent Trustee candidates.

The Governance Committee has a policy in place for considering nominees recommended by shareholders.

The Governance Committee will consider potential trustee nominees recommended by shareholders provided that the proposed nominees: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act.

In addition, potential trustee nominees recommended by shareholders must fulfill the following requirements:

(a) The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group;

(b) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group;

(c) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

(d) The nominee may not be an executive officer or director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group; and

(e) The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a shareholder or member that is a fund, an interested person of such shareholder or member as defined by Section 2(a)(19) of the 1940 Act).

The nominating shareholder or shareholder group must meet the following requirements:

(a) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Portfolio’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short”; and

(b) The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least two years.

A nominating shareholder or shareholder group may not submit more proposed nominees than the number of Board positions open each year. All shareholder recommended nominee submissions must be received by the Trust by the deadline for submission of any shareholder proposals which would be included in the Trust’s proxy statement, if any.

Shareholders recommending potential trustee nominees must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the shareholder’s contact information; (ii) the trustee nominee’s contact information and the number of shares owned by the proposed nominee; (iii) all information regarding the proposed nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (“1934 Act”); and (iv) a notarized letter executed by the proposed nominee, stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if nominated by the Board of Trustees, to be named as a trustee if so elected.

During the fiscal year ended December 31, 2009, there were 4 meetings of the Governance Committee.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees, as of December 31, 2009, for the fiscal year ended December 31, 2009:

Name and Position	Aggregate Compensation From Trust[1,2]	Total Compensation from Trust and Fund Complex Paid to Trustees[3]
E. Philip Cannon[2] Trustee	$28,750	$187,972
Vern O. Curtis Trustee	$28,750	$187,972
J. Michael Hagan Trustee	$30,750	$207,472
Ronald C. Parker Trustee	$13,250	$92,750
William J. Popejoy Trustee	$29,125	$190,597

[1]

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board meeting attended in person, $500 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the Audit Committee Chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with PIMCO, all of whom receive remuneration for their services to the Trust from PIMCO or its affiliates. Effective January 1, 2010, for their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

[2]

The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year ended December 31, 2009. Mr. Cannon deferred compensation of $28,750 from the Trust during the fiscal year ended December 31, 2009. The cumulative deferred compensation (including interest) accrued with respect to Mr. Cannon from the Trust, as of the Portfolio’s fiscal year ended December 31, 2009, is $210,159.04.

[3]

During the one-year period ending December 31, 2009, each Trustee also served as a Trustee of PIMCO Funds, a registered open-end management investment company, and as a Trustee of PIMCO ETF Trust, a registered open-end management investment company.

For their services to PIMCO Funds, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair received an additional annual retainer of $1,500. Effective January 1, 2010, for their services to PIMCO Funds, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $1,500.

For their services to PIMCO ETF Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $10,000, plus $1,000 for each Board of Trustees meeting attended in person, $250 for each committee meeting attended and $500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $1,000 and each other committee chair received an additional annual retainer of $500. Effective January 1, 2010, for their services to PIMCO ETF Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $250 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

Control Persons and Principal Holders of Securities

As of April 20, 2010, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Portfolios:

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO ALL ASSET PORTFOLIO	Institutional	**	TIAA-CREF LIFE SEPARATE ACCOUNT, VA-1 OF TIAA-CREF LIFE INSURANCE, COMPANY, ATTN MARJORIE PIERRE-MERRITT SEC, 730 3RD AVE MSC 14/41, NEW YORK NY 10017-3206	150,897.662	*	67.64%
PIMCO ALL ASSET PORTFOLIO	Institutional	**	JOHN HANCOCK LIFE INS CO USA, ANNUITIES DIVISION, ATTN NEIL CRONIN, 601 CONGRESS ST FL 10, BOSTON MA 02210-2806	2,345,231.571	*	42.58%
PIMCO ALL ASSET PORTFOLIO	Institutional	**	JOHN HANCOCK LIFE INSURANCE, ATTN NEIL CRONIN, 601 CONGRESS ST FL 10, BOSTON MA 02210-2806	1,932,994.636	*	35.10%
PIMCO ALL ASSET PORTFOLIO	Institutional	**	TRANSAMERICA LIFE INSURANCE COMPANY, ADVANTAGE V - COLI, 4333 EDGEWOOD RD NE, CEDAR RAPIDS IA 52499-0001	36,121.581		16.19%
PIMCO ALL ASSET PORTFOLIO	Institutional	**	TIAA-CREF LIFE SEPARATE ACCOUNT, VLI-1 OF TIAA-CREF LIFE INSURANCE, COMPANY, 730 THIRD AVE, NEW YORK NY 10017-3206	36,057.289		16.16%
PIMCO ALL ASSET PORTFOLIO	Institutional	**	JOHN HANCOCK DISTRIBUTORS USA, ATTN NEIL CRONIN, 601 CONGRESS ST FL 10, BOSTON MA 02210-2806	779,907.868		14.16%
PIMCO ALL ASSET PORTFOLIO	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA, ATTN FINANCIAL PRODUCTS FINANCIAL, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	20,222,660.289	*	78.54%
PIMCO ALL ASSET PORTFOLIO	Administrative	**	SECURITY BENEFIT LIFE, FBO UNBUNDLED C/O VARIABLE ANNUITY, DEPT, ONE SECURITY BENEFIT PLACE, TOPEKA KS 66636-1000	2,073,628.214		8.05%
PIMCO ALL ASSET PORTFOLIO	Advisor	**	IDS LIFE INSURANCE COMPANY, ATTN MANAGED ASSETS, INVESTMENT ACCOUNTING, 222 AXP FINANCIAL CTR, MINNAEPOLIS MN 55474-0001	129,964,943.403	*	83.49%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO ALL ASSET PORTFOLIO	Advisor	**	RIVERSOURCE LIFE INSURANCE COMPANY, ATTN MANAGED ASSETS, INVESTMENT ACCOUNTING, 222 AXP FINANCIAL CTR, MINNEAPOLIS MN 55474-0001	15,235,985.338		9.79%
PIMCO ALL ASSET PORTFOLIO	Advisor	**	IDS LIFE INSURANCE COMPANY OF NEW, YORK, ATTN MANAGED ASSETS, INVESTMENT ACCOUNTING, 222 AXP FINANCIAL CTR, MINNEAPOLIS MN 55474-0001	8,500,086.206		5.46%
PIMCO COMMODITYREALRETURN STRATEGY PORTFOLIO	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA, ATTN FINANCIAL PRODUCTS FINANCIAL, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	18,445,820.578	*	30.96%
PIMCO COMMODITYREALRETURN STRATEGY PORTFOLIO	Administrative	**	OHIO NATIONAL LIFE INSURANCE, COMPANY FOR THE BENEFIT OF ITS, SEPARATE ACCOUNTS, ATTN DENNIS TANEY, PO BOX 237, CINCINNATI OH 45201-0237	11,621,893.407		19.50%
PIMCO COMMODITYREALRETURN STRATEGY PORTFOLIO	Administrative	**	SUN LIFE ASSURANCE CO OF CANADA, (US) XXXXX, ATTN ACCOUNTING CONTROL, PO BOX 9134, WELLESLEY HLS MA 02481-9134	7,659,015.173		12.85%
PIMCO COMMODITYREALRETURN STRATEGY PORTFOLIO	Administrative	**	USAZ FUSION MODERATE FUND, ATTN KYLE SMITH, 3435 STELZER RD, COLUMBUS OH 43219-6004	4,822,560.601		8.09%
PIMCO COMMODITYREALRETURN STRATEGY PORTFOLIO	Administrative	**	USAZ FUSION GROWTH FUND, ATTN KYLE SMITH, 3435 STELZER RD, COLUMBUS OH 43219-6004	4,175,868.014		7.01%
PIMCO COMMODITYREALRETURN STRATEGY PORTFOLIO	Advisor	**	PHOENIX LIFE INSURANCE COMPANY, ATTN MAUREEN CAMPIONE, 31 TECH VALLEY DR, E GREENBUSH NY 12061-4134	4,636,008.912	*	42.30%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO COMMODITYREALRETURN STRATEGY PORTFOLIO	Advisor	**	MASSACHUSETTS MUTUAL INSURANCE, COMPANY, ATTN RS FUNDS OPERATIONS MIP C105, 1295 STATE ST, SPRINGFIELD MA 01111-0001	2,053,661.723		18.74%
PIMCO COMMODITYREALRETURN STRATEGY PORTFOLIO	Advisor	**	CUNA MUTUAL VARIABLE ANNUITY ACCT, ATTN B&C-VICKI FOELSKE, 2000 HERITAGE WAY, WAVERLY IA 50677-9208	1,050,153.595		9.58%
PIMCO COMMODITYREALRETURN STRATEGY PORTFOLIO	Advisor	**	PHOENIX LIFE INSURANCE COMPANY, ATTN MAUREEN CAMPIONE, 31 TECH VALLEY DR, E GREENBUSH NY 12061-4134	717,137.180		6.54%
PIMCO COMMODITYREALRETURN STRATEGY PORTFOLIO	Advisor	**	LINCOLN NATIONAL LIFE INSURANCE, COMPANY, 1300 S CLINTON ST, FORT WAYNE IN 46802-3506	649,213.202		5.92%
PIMCO EMERGING MARKETS BOND PORTFOLIO	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA, ATTN FINANCIAL PRODUCTS FINANCIAL, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	7,382,522.719	*	42.73%
PIMCO EMERGING MARKETS BOND PORTFOLIO	Administrative	**	SUN LIFE ASSURANCE CO OF CANADA, (US) XXXXX, ATTN ACCOUNTING CONTROL, PO BOX 9134, WELLESLEY HLS MA 02481-9134	3,894,597.409		22.54%
PIMCO EMERGING MARKETS BOND PORTFOLIO	Administrative	**	USAZ FUSION MODERATE FUND, ATTN KYLE SMITH, 3435 STELZER RD, COLUMBUS OH 43219-6004	1,608,481.129		9.31%
PIMCO EMERGING MARKETS BOND PORTFOLIO	Administrative	**	USAZ FUSION BALANCED FUND, ATTN KYLE SMITH, 3435 STELZER RD, COLUMBUS OH 43219-6004	1,376,084.688		7.97%
PIMCO EMERGING MARKETS BOND PORTFOLIO	Administrative	**	JEFFERSON NATIONAL LIFE INSURANCECO, ATTN SEPARATE ACCOUNTS, 9920 CORPORATE CAMPUS DR STE 1000, LOUISVILLE KY 40223-4051	932,486.638		5.40%
PIMCO EMERGING MARKETS BOND PORTFOLIO	Advisor	**	SECURITY BENEFIT LIFE INSURANCE CO, FBO UNBUNDLED, C/O VARIABLE ANNUITY DEPT, 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636-1000	435,474.564	*	46.28%
PIMCO EMERGING MARKETS BOND PORTFOLIO	Advisor	**	SECURITY BENEFIT LIFE INSURANCE CO, SBL ADVANCE DESIGNS C/O VARIABLE, ANNUITY DEPT, 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636-1000	302,829.781	*	32.18%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO EMERGING MARKETS BOND PORTFOLIO	Advisor	**	ALLSTATE LIFE INSURANCE, COMPANY-ALIC, PRODUCT VALUATION, ONE SECURITY BENEFIT PLACE, TOPEKA KS 66636-1000	124,948.739		13.28%
PIMCO EMERGING MARKETS BOND PORTFOLIO	Advisor	**	AXA EQUITABLE LIFE INSURANCE, COMPANY, 1290 AVENUE OF AMERICAS, NEW YORK NY 10104	61,787.377		6.57%
PIMCO FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)	Institutional	**	ALLIANZ DRESDNER ASSET MANAGEMENT, OF AMERICA L.P., ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,729.593	*	100.00%
PIMCO FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)	Administrative	**	LINCOLN BENEFIT LIFE, ALLSTATE FINANCIAL, ATTN PRODUCT VALUATION, ONE SECURITY BENEFIT PLACE, TOPEKA KS 66636-1000	2,286,226.417	*	28.17%
PIMCO FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)	Administrative	**	SECURITY BENEFIT LIFE INSURANCE CO, FBO UNBUNDLED, C/O VARIABLE ANNUITY DEPT, 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636-1000	2,162,381.677	*	26.65%
PIMCO FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)	Administrative	**	JEFFERSON NATIONAL LIFE INSURANCECO, ATTN SEPARATE ACCOUNTS, 9920 CORPORATE CAMPUS DR STE 1000, LOUISVILLE KY 40223-4051	646,016.553		7.96%
PIMCO FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)	Administrative	**	GE LIFE AND ANNUITY ASSURANCE CO, ATTN VARIABLE ACCOUNTING, 6610 W BROAD ST, BLDG 3 5TH FLOOR, RICHMOND VA 23230-1702	566,946.490		6.99%
PIMCO FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)	Administrative	**	SECURITY BENEFIT LIFE INSURANCE CO, SBL ADVANCE DESIGNS C/O VARIABLE, ANNUITY DEPT, 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636-1000	505,150.804		6.22%
PIMCO FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)	Administrative	**	LINCOLN BENEFIT LIFE, ALLSTATE FINANCIAL, ATTN ACCOUNTING COE, 544 LAKEVIEW PKWY, VERNON HILLS IL 60061-1826	468,011.198		5.77%
PIMCO FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)	Administrative	**	FARMERS NEW WORLD LIFE INSURANCE, VARIABLE ANNUITY, 3003 77TH AVE SE, MERCER ISLAND WA 98040-2890	429,679.541		5.29%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO FOREIGN BOND PORTFOLIO (UNHEDGED)	Administrative	**	NATIONWIDE LIFE INSURANCE, COMPANY NWVLI4, ATTN IPO PORTFOLIO ACCOUNTING, PO BOX 182029, COLUMBUS OH 43218-2029	306,751.903	*	28.77%
PIMCO FOREIGN BOND PORTFOLIO (UNHEDGED)	Administrative	**	ALLIANZ DRESDNER ASSET MANAGEMENT, OF AMERICA L.P., ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	270,481.846	*	25.37%
PIMCO FOREIGN BOND PORTFOLIO (UNHEDGED)	Administrative	**	AIG LIFE INS CO AIG PREMIER PPVUL, 2727 ALLEN PKWY STE A, HOUSTON TX 77019-2116	156,599.184		14.69%
PIMCO FOREIGN BOND PORTFOLIO (UNHEDGED)	Administrative	**	NATIONWIDE LIFE INSURANCE, COMPANY NWVLI7, C/O IPO PORTFOLIO ACCOUNTING, PO BOX 182029, COLUMBUS OH 43218-2029	110,059.087		10.32%
PIMCO FOREIGN BOND PORTFOLIO (UNHEDGED)	Administrative	**	JEFFERSON NATIONAL LIFE INSURANCECO, ATTN SEPARATE ACCOUNTS, 9920 CORPORATE CAMPUS DR STE 1000, LOUISVILLE KY 40223-4051	90,011.585		8.44%
PIMCO FOREIGN BOND PORTFOLIO (UNHEDGED)	Administrative	**	NATIONWIDE LIFE INSURANCE, COMPANY NWVLI2, C/O IPO PORTFOLIO ACCOUNTING, PO BOX 182029, COLUMBUS OH 43218-2029	64,358.669		6.04%
PIMCO FOREIGN BOND PORTFOLIO (UNHEDGED)	Advisor	**	NATIONWIDE LIFE INSURANCE, COMPANY NWVAII, C/O IPO PORTFOLIO ACCOUNTING, PO BOX 182029, COLUMBUS OH 43218-2029	1,192,818.458	*	71.52%
PIMCO FOREIGN BOND PORTFOLIO (UNHEDGED)	Advisor	**	NATIONWIDE LIFE INSURANCE, COMPANY NWVA9, C/O IPO PORTFOLIO ACCOUNTING, PO BOX 182029, COLUMBUS OH 43218-2029	457,990.849	*	27.46%
PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)	Institutional	**	TIAA-CREF LIFE SEPARATE ACCOUNT, VA-1 OF TIAA-CREF LIFE INSURANCE, COMPANY, ATTN MARJORIE PIERRE-MERRITT SEC, 730 3RD AVE MSC 14/41, NEW YORK NY 10017-3206	214,571.567	*	78.99%
PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)	Institutional	**	TIAA-CREF LIFE SEPARATE ACCOUNT, VLI-1 OF TIAA-CREF LIFE INSURANCE, COMPANY, 730 THIRD AVE, NEW YORK NY 10017-3206	51,479.159		18.95%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)	Administrative	**	OHIO NATIONAL LIFE INSURANCE, COMPANY FOR THE BENEFIT OF ITS, SEPARATE ACCOUNTS, ATTN DENNIS TANEY, PO BOX 237, CINCINNATI OH 45201-0237	23,992,856.182	*	53.07%
PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA, ATTN FINANCIAL PRODUCTS FINANCIAL, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	8,138,770.732		18.00%
PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)	Administrative	**	USAZ FUSION MODERATE FUND, ATTN KYLE SMITH, 3435 STELZER RD, COLUMBUS OH 43219-6004	4,511,742.011		9.98%
PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)	Administrative	**	USAZ FUSION BALANCED FUND, ATTN KYLE SMITH, 3435 STELZER RD, COLUMBUS OH 43219-6004	3,726,195.583		8.24%
PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)	Advisor	**	CUNA MUTUAL VARIABLE ANNUITY ACCT, ATTN B&C-VICKI FOELSKE, 2000 HERITAGE WAY, WAVERLY IA 50677-9208	1,530,559.648	*	100.00%
PIMCO GLOBAL MULTI-ASSET PORTFOLIO	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA, ATTN FINANCIAL PRODUCTS FINANCIAL, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	3,791,403.865	*	92.85%
PIMCO GLOBAL MULTI-ASSET PORTFOLIO	Administrative	**	ALLIANZ LIFE OF NEW YORK, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	292,005.636		7.15%
PIMCO GLOBAL MULTI-ASSET PORTFOLIO	Advisor	**	SUN LIFE ASSURANCE CO OF CANADA, (US) XXXXX, 1 SUN LIFE PARK, WELLESLEY HLS MA 02481-5699	13,783,028.739	*	91.88%
PIMCO GLOBAL MULTI-ASSET PORTFOLIO	Advisor	**	SUN LIFE INSURANCE AND ANNUITY, COMPANY OF NEW YORK XXXXX, ATTN ACCOUNTING CONTROL, PO BOX 9134, WELLESLEY HLS MA 02481-9134	1,218,630.335		8.12%
PIMCO HIGH YIELD PORTFOLIO	Institutional	**	TRANSAMERICA LIFE INSURANCE COMPANY, ADVANTAGE V - COLI, INDIVIDUAL VARIABLE ACCT XXXXX, 4333 EDGEWOOD RD NE, CEDAR RAPIDS IA 52499-0001	414,447.257	*	97.92%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO HIGH YIELD PORTFOLIO	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA, ATTN FINANCIAL PRODUCTS FINANCIAL, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	28,550,209.781	*	37.87%
PIMCO HIGH YIELD PORTFOLIO	Administrative	**	GE LIFE AND ANNUITY ASSURANCE CO, ATTN VARIABLE ACCOUNTING, 6610 W BROAD ST, BLDG 3 5TH FLOOR, RICHMOND VA 23230-1702	15,425,665.889		20.46%
PIMCO HIGH YIELD PORTFOLIO	Administrative	**	USAZ FUSION MODERATE FUND, ATTN KYLE SMITH, 3435 STELZER RD, COLUMBUS OH 43219-6004	6,307,253.658		8.37%
PIMCO HIGH YIELD PORTFOLIO	Administrative	**	USAZ FUSION BALANCED FUND, ATTN KYLE SMITH, 3435 STELZER RD, COLUMBUS OH 43219-6004	5,188,077.351		6.88%
PIMCO HIGH YIELD PORTFOLIO	Administrative	**	JEFFERSON NATIONAL LIFE INSURANCECO, ATTN SEPARATE ACCOUNTS, 9920 CORPORATE CAMPUS DR STE 1000, LOUISVILLE KY 40223-4051	4,349,334.418		5.77%
PIMCO HIGH YIELD PORTFOLIO	Advisor	**	MIDLAND NATIONAL LIFE INSURANCE, COMPANY, ATTN VARIABLE TRADE DESK, PO DESK 79907, DES MOINES IA 50325	1,015,252.868	*	96.11%
PIMCO LONG-TERM U.S. GOVERNMENT PORTFOLIO	Institutional	**	TRANSAMERICA LIFE INSURANCE COMPANY, ADVANTAGE V - COLI, INDIVIDUAL VARIABLE ACCT XXXXX, 4333 EDGEWOOD RD NE, CEDAR RAPIDS IA 52499-0001	113,129.043	*	99.02%
PIMCO LONG-TERM U.S. GOVERNMENT PORTFOLIO	Administrative	**	NEW YORK LIFE INSURANCE, AND ANNUITY CORPORATION, 51 MADISON AVE, NEW YORK NY 10010-1603	4,711,387.052	*	40.49%
PIMCO LONG-TERM U.S. GOVERNMENT PORTFOLIO	Administrative	**	GE LIFE AND ANNUITY ASSURANCE CO, ATTN VARIABLE ACCOUNTING, 6610 W BROAD ST, BLDG 3 5TH FLOOR, RICHMOND VA 23230-1702	4,624,205.275	*	39.74%
PIMCO LONG-TERM U.S. GOVERNMENT PORTFOLIO	Administrative	**	METROPOLITAN LIFE INSURANCE COMPANY, C/O SEPARATE ACCOUNT, ATTN: BONNIE HARRIS B1-08, 13045 TESSON FERRY RD, SAINT LOUIS MO 63128-3499	1,125,360.587		9.67%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO LONG-TERM U.S. GOVERNMENT PORTFOLIO	Administrative	**	GENWORTH CAPITAL LIFE ASSURANCE, COMPANY OF NEW YORK, 6610 W BROAD ST, BLDG 3 5TH FLOOR, RICHMOND VA 23230-1702	692,248.872		5.95%
PIMCO LONG-TERM U.S. GOVERNMENT PORTFOLIO	Advisor	**	PROTECTIVE LIFE INSURANCE COMPANY, PO BOX 2606, BIRMINGHAM AL 35202-2606	33,974.538	*	99.48%
PIMCO LOW DURATION PORTFOLIO	Institutional	**	TRANSAMERICA LIFE INSURANCE COMPANY, ADVANTAGE V - COLI, INDIVIDUAL VARIABLE ACCT XXXXX, 4333 EDGEWOOD RD NE, CEDAR RAPIDS IA 52499-0001	5,130,017.880	*	99.08%
PIMCO LOW DURATION PORTFOLIO	Administrative	**	GE LIFE AND ANNUITY ASSURANCE CO, ATTN VARIABLE ACCOUNTING, 6610 W BROAD ST, BLDG 3 5TH FLOOR, RICHMOND VA 23230-1702	24,250,024.530		24.95%
PIMCO LOW DURATION PORTFOLIO	Administrative	**	FIDELITY INVESTMENTS LIFE INSURANCE, COMPANY, 82 DEVONSHIRE STE 73G, BOSTON MA 02109-3605	24,094,659.183		24.79%
PIMCO LOW DURATION PORTFOLIO	Administrative	**	NATIONWIDE LIFE INSURANCE, COMPANY NWPP, ATTN IPO PORTFOLIO ACCOUNTING, PO BOX 182029, COLUMBUS OH 43218-2029	9,890,853.406		10.18%
PIMCO LOW DURATION PORTFOLIO	Administrative	**	NATIONWIDE LIFE, INSURANCE COMPANY NWVLI4, ATTN IPO PORTFOLIO ACCT, PO BOX 182029, COLUMBUS OH 43218-2029	6,808,306.859		7.01%
PIMCO LOW DURATION PORTFOLIO	Administrative	**	GREAT WEST LIFE & ANNUITY INS CO, FBO SCHWAB ANNUITIES, ATTN INVESTMENT DIVISION 2T2, 8515 E ORCHARD RD, GREENWOOD VLG CO 80111-5002	4,903,688.820		5.05%
PIMCO LOW DURATION PORTFOLIO	Advisor	**	NATIONWIDE LIFE INSURANCE, COMPANY NWVAII, C/O IPO PORTFOLIO ACCOUNTING, PO BOX 182029, COLUMBUS OH 43218-2029	18,130,694.568	*	78.89%
PIMCO LOW DURATION PORTFOLIO	Advisor	**	NATIONWIDE LIFE INSURANCE, COMPANY NWVA9, C/O IPO PORTFOLIO ACCOUNTING, PO BOX 182029, COLUMBUS OH 43218-2029	2,425,174.200		10.55%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO MONEY MARKET PORTFOLIO	Institutional	**	CONNECTICUT GENERAL LIFE INS CO, SA GR, ATTN JASON SNOW H14A, 280 TRUMBULL ST, HARTFORD CT 06103-3509	183,942,283.280	*	85.77%
PIMCO MONEY MARKET PORTFOLIO	Institutional	**	CONNECTICUT GENERAL LIFE INS CO, VUL FE, ATTN JASON SNOW H14A, 280 TRUMBULL ST, HARTFORD CT 06103-3509	14,657,479.010		6.83%
PIMCO MONEY MARKET PORTFOLIO	Administrative	**	LINCOLN BENEFIT LIFE, ALLSTATE FINANCIAL, ATTN PRODUCT VALUATION, ONE SECURITY BENEFIT PLACE, TOPEKA KS 66636-1000	45,550,461.390	*	93.08%
PIMCO MONEY MARKET PORTFOLIO	Administrative	**	LINCOLN BENEFIT LIFE, ALLSTATE FINANCIAL, ATTN ACCOUNTING COE, 544 LAKEVIEW PKWY, VERNON HILLS IL 60061-1826	3,224,465.670		6.59%
PIMCO REAL RETURN PORTFOLIO	Institutional	**	TRANSAMERICA LIFE INSURANCE COMPANY, ADVANTAGE V - COLI, INDIVIDUAL VARIABLE ACCT XXXXX, 4333 EDGEWOOD RD NE, CEDAR RAPIDS IA 52499-0001	2,884,840.057	*	42.33%
PIMCO REAL RETURN PORTFOLIO	Institutional	**	THE PRUDENTIAL INS CO OF AMERICA, PRUBENEFIT FUNDING, ATTN TESSIE BUSINELLI, 80 LIVINGSTON AVE BLDG ROS-3, ROSELAND NJ 07068-1753	2,564,188.621	*	37.63%
PIMCO REAL RETURN PORTFOLIO	Institutional	**	TIAA-CREF LIFE SEPARATE ACCOUNT, VA-1 OF TIAA-CREF LIFE INSURANCE, COMPANY, ATTN MARJORIE PIERRE-MERRITT SEC, 730 3RD AVE MSC 14/41, NEW YORK NY 10017-3206	1,145,494.124		16.81%
PIMCO REAL RETURN PORTFOLIO	Administrative	**	OHIO NATIONAL LIFE INSURANCE, COMPANY FOR THE BENEFIT OF ITS, SEPARATE ACCOUNTS, ATTN DENNIS TANEY, PO BOX 237, CINCINNATI OH 45201-0237	32,481,331.534		22.30%
PIMCO REAL RETURN PORTFOLIO	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA, ATTN FINANCIAL PRODUCTS FINANCIAL, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	24,169,384.198		16.59%
PIMCO REAL RETURN PORTFOLIO	Administrative	**	ING LIFE INSURANCE AND ANNUITY CO, 1 ORANGE WAY # C1N, WINDSOR CT 06095-4773	16,913,611.039		11.61%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO REAL RETURN PORTFOLIO	Administrative	**	SUN LIFE ASSURANCE CO OF CANADA, (US) XXXXX, ATTN ACCOUNTING CONTROL, PO BOX 9134, WELLESLEY HLS MA 02481-9134	10,998,593.232		7.55%
PIMCO REAL RETURN PORTFOLIO	Administrative	**	FIDELITY INVESTMENTS LIFE INSURANCE, COMPANY, 82 DEVONSHIRE STE 73G, BOSTON MA 02109-3605	8,757,252.333		6.01%
PIMCO REAL RETURN PORTFOLIO	Advisor	**	PROTECTIVE LIFE INSURANCE COMPANY, PO BOX 2606, BIRMINGHAM AL 35202-2606	789,207.135	*	25.23%
PIMCO REAL RETURN PORTFOLIO	Advisor	**	ALLSTATE LIFE INSURANCE, COMPANY-ALIC, PRODUCT VALUATION, ONE SECURITY BENEFIT PLACE, TOPEKA KS 66636-1000	786,471.268	*	25.15%
PIMCO REAL RETURN PORTFOLIO	Advisor	**	PHOENIX LIFE INSURANCE COMPANY, ATTN MAUREEN CAMPIONE, 31 TECH VALLEY DR, E GREENBUSH NY 12061-4134	464,057.100		14.84%
PIMCO REAL RETURN PORTFOLIO	Advisor	**	PHOENIX LIFE INSURANCE COMPANY, ATTN MAUREEN CAMPIONE, 31 TECH VALLEY DR, E GREENBUSH NY 12061-4134	372,796.651		11.92%
PIMCO REAL RETURN PORTFOLIO	Advisor	**	INTEGRITY LIFE INSURANCE COMPANY, ATTN VA PRODUCT ACCOUNTING MS 24,400 BROADWAY ST, CINCINNATI OH 45202-3312	216,732.488		6.93%
PIMCO REAL RETURN PORTFOLIO	Advisor	**	NATIONAL INTEGRITY LIFE INSURANCE, COMPANY, ATTN VA PRODUCT ACCOUNTING MS 24,400 BROADWAY ST, CINCINNATI OH 45202-3312	174,502.227		5.58%
PIMCO SHORT TERM PORTFOLIO	Institutional	**	TRANSAMERICA LIFE INSURANCE COMPANY, ADVANTAGE V - COLI, INDIVIDUAL VARIABLE ACCT XXXXX, 4333 EDGEWOOD RD NE, CEDAR RAPIDS IA 52499-0001	292,481.205	*	45.41%
PIMCO SHORT TERM PORTFOLIO	Institutional	**	WESTERN RESERVE LIFE ASSURANCE CO, OF OHIO ADVANTAGE IV, FMD OPERATIONAL ACCOUNTING, 4333 EDGEWOOD RD NE, CEDAR RAPIDS IA 52499-0001	248,760.909	*	38.62%
PIMCO SHORT TERM PORTFOLIO	Institutional	**	GREAT-WEST LIFE & ANNUITY, 8515 E ORCHARD RD, GREENWOOD VLG CO 80111-5002	78,608.970		12.20%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO SHORT TERM PORTFOLIO	Administrative	**	JEFFERSON NATIONAL LIFE INSURANCECO, ATTN SEPARATE ACCOUNTS, 9920 CORPORATE CAMPUS DR STE 1000, LOUISVILLE KY 40223-4051	933,506.398	*	54.31%
PIMCO SHORT TERM PORTFOLIO	Administrative	**	AMERICAN GENERAL LIFE INS COMPANY, PLATINUM INVESTOR III, ATTN VARIABLE PROD ACCTG 5-36, PO BOX 1591, HOUSTON TX 77251-1591	197,508.153		11.49%
PIMCO SHORT TERM PORTFOLIO	Administrative	**	GREAT-WEST LIFE & ANNUITY, 8515 E ORCHARD RD, GREENWOOD VLG CO 80111-5002	163,426.859		9.51%
PIMCO SHORT TERM PORTFOLIO	Administrative	**	AMERICAN GENERAL LIFE INS CO, PLATINUM INVESTOR VUL, ATTN VARIABLE PRODUCT ACCTG 5-36, PO BOX 1591, HOUSTON TX 77251-1591	91,481.117		5.32%
PIMCO SHORT TERM PORTFOLIO	Advisor	**	PROTECTIVE LIFE INSURANCE COMPANY, PO BOX 2606, BIRMINGHAM AL 35202-2606	257,738.913	*	96.52%
PIMCO TOTAL RETURN PORTFOLIO	Institutional	**	TRANSAMERICA LIFE INSURANCE COMPANY, ADVANTAGE V - COLI, INDIVIDUAL VARIABLE ACCT XXXXX, 4333 EDGEWOOD RD NE, CEDAR RAPIDS IA 52499-0001	9,325,579.245	*	43.37%
PIMCO TOTAL RETURN PORTFOLIO	Institutional	**	CONNECTICUT GENERAL LIFE INS CO, FE, ATTN JASON SNOW H14A, 280 TRUMBULL ST, HARTFORD CT 06103-3509	4,099,109.177		19.07%
PIMCO TOTAL RETURN PORTFOLIO	Institutional	**	WESTERN RESERVE LIFE ASSURANCE CO, OF OHIO ADVANTAGE IV, FMD OPERATIONAL ACCOUNTING, 4333 EDGEWOOD RD NE, CEDAR RAPIDS IA 52499-0001	4,017,832.340		18.69%
PIMCO TOTAL RETURN PORTFOLIO	Institutional	**	CT GENERAL LIFE INSURANCE CO ON, BEHALF OF ITS SEPARATE ACCOUNTS PG, 900 COTTAGE GROVE RD, BLOOMFIELD CT 06002-2920	2,816,414.274		13.10%
PIMCO TOTAL RETURN PORTFOLIO	Administrative	**	OHIO NATIONAL LIFE INSURANCE, COMPANY FOR THE BENEFIT OF ITS, SEPARATE ACCOUNTS, ATTN DENNIS TANEY, PO BOX 237, CINCINNATI OH 45201-0237	108,455,507.873		19.68%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO TOTAL RETURN PORTFOLIO	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA, ATTN FINANCIAL PRODUCTS FINANCIAL, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	76,766,316.258	13.93%
PIMCO TOTAL RETURN PORTFOLIO	Administrative	**	SUN LIFE ASSURANCE CO OF CANADA, (US) XXXXX, 1 SUN LIFE PARK, WELLESLEY HLS MA 02481-5699	45,312,339.217	8.22%
PIMCO TOTAL RETURN PORTFOLIO	Administrative	**	GE LIFE AND ANNUITY ASSURANCE CO, ATTN VARIABLE ACCOUNTING, 6610 W BROAD ST, BLDG 3 5TH FLOOR, RICHMOND VA 23230-1702	45,308,311.515	8.22%
PIMCO TOTAL RETURN PORTFOLIO	Advisor	**	CUNA MUTUAL VARIABLE ANNUITY, ATTN B&C-VICKI FOELSKE, 2000 HERITAGE WAY, WAVERLY IA 50677-9208	4,316,343.090	17.20%
PIMCO TOTAL RETURN PORTFOLIO	Advisor	**	PROTECTIVE LIFE INSURANCE COMPANY, PO BOX 2606, BIRMINGHAM AL 35202-2606	4,135,430.780	16.48%
PIMCO TOTAL RETURN PORTFOLIO	Advisor	**	ALLSTATE LIFE INSURANCE, COMPANY-ALIC, PRODUCT VALUATION, ONE SECURITY BENEFIT PLACE, TOPEKA KS 66636-1000	3,073,018.677	12.25%
PIMCO TOTAL RETURN PORTFOLIO	Advisor	**	GUARDIAN INSURANCE AND ANNUITY CO, INC B SHARE, 3900 BURGESS PL, BETHLEHEM PA 18017-9097	2,913,554.220	11.61%
PIMCO TOTAL RETURN PORTFOLIO	Advisor	**	GUARDIAN INSURANCE AND ANNUITY CO, INC L SHARE, 3900 BURGESS PL, BETHLEHEM PA 18017-9097	2,331,935.404	9.29%
PIMCO TOTAL RETURN PORTFOLIO	Advisor	**	INTEGRITY LIFE INSURANCE COMPANY, ATTN VA PRODUCT ACCOUNTING MS 24,400 BROADWAY ST, CINCINNATI OH 45202-3312	1,918,349.983	7.64%
PIMCO TOTAL RETURN PORTFOLIO	Advisor	**	PHOENIX LIFE INSURANCE COMPANY, ATTN MAUREEN CAMPIONE, 31 TECH VALLEY DR, E GREENBUSH NY 12061-4134	1,766,107.381	7.04%
PIMCO TOTAL RETURN PORTFOLIO	Advisor	**	PHOENIX LIFE INSURANCE COMPANY, ATTN MAUREEN CAMPIONE, 31 TECH VALLEY DR, E GREENBUSH NY 12061-4134	1,668,232.710	6.65%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolios, as that term is defined in the 1940 Act.

**	Shares are believed to be held only as nominee.

Investment Adviser

PIMCO, a Delaware limited liability company, serves as investment adviser to the Portfolios pursuant to an investment advisory contract (“Advisory Contract”) between PIMCO and the Trust. PIMCO also serves as investment adviser to the Subsidiaries. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $1 trillion of assets under management as of December 31, 2009.

PIMCO is a majority owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global Investors”) with a minority interest held by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Global Investors is majority owned by Allianz SE.

PIMCO has engaged Research Affiliates, LLC (“Research Affiliates”), a California limited liability company, to serve as asset allocation sub-adviser to the PIMCO All Asset and the PIMCO All Asset All Authority Portfolios pursuant to separate asset allocation sub-advisory agreements (“Asset Allocation Sub-Advisory Agreements”). Research Affiliates was organized in March 2002 and is located at 620 Newport Center Drive, Suite 900, Newport Beach, California 92660.

Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. As of December 31, 2009, the Allianz Group (including PIMCO) had third-party assets under management of over €926 billion.

The general partner of Allianz Global Investors has substantially delegated its management and control of Allianz Global Investors to a Management Board. The Management Board of Allianz Global Investors is comprised of John C. Maney.

There are currently no significant institutional shareholders of Allianz SE. Allianz SE owns approximately 10% of Commerzbank AG. Certain broker-dealers that might be controlled by, or affiliated with, Commerzbank AG may be considered to be affiliated persons of PIMCO and/or AGID. (Broker-dealer affiliates of such significant institutional shareholders, if any, are sometimes referred to herein as “Affiliated Brokers”). Absent an SEC exemption or other regulatory relief, the Portfolios generally are precluded from effecting principal transactions with the Affiliated Brokers, and the Portfolios’ ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Portfolios’ ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Portfolios, the Portfolios’ ability to take advantage of market opportunities, or the Portfolios’ overall performance.

Advisory Agreements

The Portfolios pay for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure.

PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions and Brokerage” below. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Portfolio.

Under the terms of the Advisory Contract, PIMCO is obligated to manage the Portfolios in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

As discussed in “Investment Objectives and Policies” above, the PIMCO CommodityRealReturn® Strategy Portfolio may pursue its investment objective by investing in the CRRS Subsidiary and the PIMCO Global Multi-Asset Portfolio may pursue its investment objective by investing in the GMA Subsidiary. The Subsidiaries have each entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiaries (the “Subsidiary Advisory Contracts”). In consideration of these services, each Subsidiary pays PIMCO a management fee and an administrative fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommodityRealReturn® Strategy Portfolio in an amount equal to the management fee and administrative fee, respectively, paid to PIMCO by the CRRS Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Global Multi-Asset Portfolio in an amount equal to the management fee and administrative fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

The Subsidiary Advisory Contracts will continue in effect until terminated. The Subsidiary Advisory Contracts are each terminable by either party thereto, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event (i) it is “assigned” by PIMCO (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)); or (ii) the Advisory Contract between the Trust, acting for and on behalf of the PIMCO CommodityRealReturn® Strategy Portfolio and the PIMCO Global Multi-Asset Portfolio, as applicable, and PIMCO is terminated.

PIMCO employs Research Affiliates to provide asset allocation services to the PIMCO All Asset and PIMCO All Asset All Authority Portfolios pursuant to separate Asset Allocation Sub-Advisory Agreements. Under each Asset Allocation Sub-Advisory Agreement, Research Affiliates is responsible for recommending how the assets of the Portfolios are allocated and reallocated from time to time among the Underlying PIMCO Funds. The Portfolios indirectly pay a proportionate share of the advisory fees paid to PIMCO by the Underlying PIMCO Funds in which the Portfolios invest. Research Affiliates is not compensated directly by the PIMCO All Asset and PIMCO All Asset All Authority Portfolios, but is paid by PIMCO. Under the terms of each Asset Allocation Sub-Advisory Agreement, Research Affiliates is obligated to sub-advise the PIMCO All Asset and PIMCO All Asset All Authority Portfolios in accordance with applicable laws and regulations.

Each Asset Allocation Sub-Advisory Agreement will continue in effect with respect to the PIMCO All Asset and PIMCO All Asset All Authority Portfolios, respectively, for two years from its respective effective date, and thereafter on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the independent Trustees. Each Asset Allocation Sub-Advisory Agreement may be terminated without penalty by vote of the Trustees or its shareholders, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned. If Research Affiliates ceases to serve as sub-adviser of the Portfolios, PIMCO will either assume full responsibility therefor, or retain a new asset allocation sub-adviser, subject to the approval of the Board of Trustees and, if required, the Portfolio’s shareholders.

Advisory Fee Rates

Each Portfolio either currently pays, or will pay, a monthly investment advisory fee at an annual rate based on average daily net assets of the Portfolio as follows:

Portfolio	Advisory Fee Rate

PIMCO Money Market	0.12%

PIMCO All Asset	0.175

PIMCO All Asset All Authority	0.20

PIMCO Long-Term U.S. Government	0.225

PIMCO Diversified Income and PIMCO Emerging Markets Bond	0.45

PIMCO CommodityRealReturn® Strategy	0.49

PIMCO Global Multi-Asset	0.90

All Other Portfolios	0.25

Advisory Fee Payments

The advisory fees paid by each Portfolio that was operational during the fiscal years ended December 31, 2009, 2008 and 2007 were as follows:

Portfolio	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07

PIMCO All Asset	$2,897,673	$2,766,064	$1,950,804

PIMCO CommodityRealReturn® Strategy	2,322,376	2,310,708	1,246,348

Portfolio	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07

PIMCO Emerging Markets Bond	712,987		788,535		891,132

PIMCO Foreign Bond (Unhedged)	20,867		4,945	(1)	N/A

PIMCO Foreign Bond (U.S. Dollar-Hedged)	171,093		208,229		160,618

PIMCO Global Bond (Unhedged)	1,006,714		782,565		512,796

PIMCO Global Multi-Asset	64,908	(2)	N/A		N/A

PIMCO High Yield	1,027,454		962,385		1,247,338

PIMCO Long-Term U.S. Government	304,903		322,860		247,213

PIMCO Low Duration	2,084,868		3,665,234		2,667,474

PIMCO Money Market	335,328		386,508		494,508

PIMCO Real Return	3,856,262		3,452,665		2,660,199

PIMCO Short-Term	63,530		61,045		58,183

PIMCO Total Return	12,438,062		11,030,988		9,200,353

(1)	For the fiscal period April 30, 2008 (the date the Portfolio commenced operations) to December 31, 2008.
(2)	For the fiscal period April 15, 2009 (the date the Portfolio commenced operations) to December 31, 2009.

PIMCO paid $2,897,673 during the fiscal year ended December 31, 2009, $2,766,064 during the fiscal year ended December 31, 2008, and $1,950,804 during the fiscal year ended December 31, 2007, to Research Affiliates in connection with the Asset Allocation Sub-Advisory Agreement relating to the PIMCO All Asset Portfolio.

Advisory Fees Waived and Recouped

PIMCO has contractually agreed, for each of the PIMCO All Asset, the PIMCO All Asset All Authority and the PIMCO Global Multi-Asset Portfolios, to reduce its advisory fee to the extent that the Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees exceed certain amounts of the total assets each Portfolio has invested in Underlying PIMCO Funds. PIMCO may recoup these waived fees in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO CommodityRealReturn® Strategy Portfolio in an amount equal to the management fee paid to PIMCO by the CRRS Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO Global Multi-Asset Portfolio in an amount equal to the management fee paid to PIMCO by the GMA Subsidiary, which cannot be recouped. Advisory fees waived during the fiscal years ended December 31, 2009, 2008 and 2007 were as follows:

Portfolio	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
PIMCO All Asset	$0	$211,139	$265,017
PIMCO CommodityRealReturn® Strategy	359,853	271,327	125,678
PIMCO Global Multi-Asset	19,326(1)	N/A	N/A
(1)	For the fiscal period April 15, 2009 (the date the Portfolio commenced operations) to December 31, 2009.

Previously waived advisory fees recouped during the fiscal years ended December 31, 2009, 2008 and 2007 were as follows:

Portfolio	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07

PIMCO All Asset	$132,456	$35,266	$3,426

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies generally to voting and/or consent rights of PIMCO, on behalf of the Portfolios, with respect to debt and equity securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Portfolios and their shareholders.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Portfolio. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

With respect to the voting of proxies relating to equity securities, PIMCO has selected RiskMetrics Group (“RMG”), an unaffiliated third-party proxy research and voting service, to assist it in researching and voting proxies. With respect to each proxy received, RMG researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on RMG’s research of the individual facts and circumstances and RMG’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of a Portfolio’s portfolio manager(s), PIMCO may determine to override any recommendation made by RMG. In the event that RMG does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

PIMCO may determine not to vote a proxy for a debt or equity security if: (1) the effect on a Portfolio’s economic interests or the value of the portfolio holding is insignificant in relation to the Portfolio’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the Portfolio, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

For all debt security proxies, and in the case of equity security proxies, in the event that RMG does not provide a recommendation or the portfolio managers of a Portfolio propose to override a recommendation by RMG, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the Portfolio or between the Portfolio and another PIMCO-advised fund or account. If no material conflict exists, the proxy will be voted according to the portfolio manager’s recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the Portfolio, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Portfolio, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Portfolio and one or more other PIMCO-advised funds or accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two funds or accounts managed with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each fund’s or account’s best interests if the conflict exists between funds or accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. Information about how a Portfolio voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling the Trust at 1-866-746-2606, by visiting the Trust’s website at http://pvit.pimco-funds.com/ or the SEC’s website at http://www.sec.gov.

Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolios are available by calling the Trust at 1-866-746-2606 or by visiting the Trust’s website at http://pvit.pimco-funds.com/.

Administrator

PIMCO also serves as Administrator to the Portfolios pursuant to a supervision and administration agreement (the “Supervision and Administration Agreement”) with the Trust. The Supervision and Administration Agreement replaces the Amended and Restated Administration Agreement and the administrative fees payable thereunder. Pursuant to the Supervision and Administration Agreement, PIMCO provides the Portfolios with certain supervisory, administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other Portfolio service providers, and receives a supervisory and administrative fee in return. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Supervision and Administration Agreement, on terms agreed between PIMCO and such affiliates. The supervisory and administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Portfolios, including coordination of the services performed by the Portfolios’ transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Portfolios with office space facilities required for conducting the business of the Portfolios, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Portfolios, and is responsible for the costs of registration of the Trust’s shares and the printing of Prospectuses and shareholder reports for current shareholders.

Supervisory and Administrative Fee Rates

PIMCO has contractually agreed to provide the foregoing services, and to bear these expenses, at the following rates for each Portfolio (each expressed as a percentage of the Portfolio’s average daily net assets attributable to its classes of shares on an annual basis):

Portfolio	Supervisory and Administrative Fee Rate

PIMCO Global Multi-Asset	0.05%

PIMCO Money Market and PIMCO Short-Term	0.20%

PIMCO Diversified Income	0.30%

PIMCO High Yield	0.35%

PIMCO Emerging Markets Bond	0.40%

PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged) and PIMCO Global Bond (Unhedged)	0.50%

All Other Portfolios	0.25%

Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Portfolios are responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and the PIMCO All Asset All Authority Portfolios); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”).

Class-specific expenses include distribution and service fees payable with respect to different classes of shares and supervisory and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

The Supervision and Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Portfolio or Class, as applicable, at any time on 60 days’ written notice. Following the expiration of the one-year period commencing with the effectiveness of the Supervision and Administration Agreement, it may be terminated by PIMCO, also on 60 days’ written notice.

The PIMCO All Asset, the PIMCO All Asset All Authority and the PIMCO Global Multi-Asset Portfolios indirectly pay a proportionate share of the supervisory and administrative fees paid to PIMCO by the Underlying PIMCO Funds in which they invest.

The Supervision and Administration Agreement is subject to annual approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as that term is defined in the 1940 Act). The current Supervision and Administration Agreement, dated August 11, 2008, as supplemented from time to time, was approved by the Board of Trustees, including all of the independent Trustees at a meeting held on August 11, 2008. In approving the Supervision and Administration Agreement, the Trustees determined that: (1) the Supervision and Administration Agreement is in the best interests of the Portfolios and their shareholders; (2) the services to be performed under the Supervision and Administration Agreement are services required for the operation of the Portfolios; (3) PIMCO is able to provide, or to procure, services for the Portfolios which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Supervision and Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Supervisory and Administrative Fee Payments

The supervisory and administrative fees (formerly named administrative fees) paid by each Portfolio that was operational during the fiscal years ended December 31, 2009, 2008 and 2007 were as follows:

Portfolio	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07

PIMCO All Asset	$4,139,534		$3,951,520		$2,786,862

PIMCO CommodityRealReturn® Strategy	1,148,166		1,151,246		626,344

PIMCO Emerging Markets Bond	633,767		700,920		792,117

PIMCO Foreign Bond (Unhedged)	41,734		9,890	(1)	N/A

PIMCO Foreign Bond (U.S. Dollar-Hedged)	342,186		416,459		321,236

PIMCO Global Bond (Unhedged)	2,013,428		1,565,130		1,025,592

PIMCO Global Multi-Asset	3,871	(2)	N/A		N/A

PIMCO High Yield	1,438,435		1,347,340		1,746,274

PIMCO Long-Term U.S. Government	338,781		358,733		274,681

PIMCO Low Duration	2,084,868		3,665,234		2,667,474

PIMCO Money Market	558,864		644,180		697,186

PIMCO Real Return	3,856,262		3,460,466		2,652,399

PIMCO Short-Term	50,696		48,836		46,546

PIMCO Total Return	12,440,109		11,030,988		9,200,353

(1)	For the fiscal period April 30, 2008 (the date the Portfolio commenced operations) to December 31, 2008.
(2)	For the fiscal period April 15, 2009 (the date the Portfolio commenced operations) to December 31, 2009.

Supervisory and Administrative Fees Waived and Recouped

PIMCO has contractually agreed, through May 1, 2011, for certain Portfolios, to waive their supervisory and administrative fee, or reimburse such Portfolios, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Portfolio’s average net assets attributable to the respective share class (the “Expense Limit”) (in the case of the PIMCO Global Multi-Asset Portfolio, prior to the application of the waiver described further below). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees, plus such recoupment, do not exceed the Expense Limit. PIMCO also has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO CommodityRealReturn® Strategy Portfolio in an amount equal to the administrative fee paid to PIMCO by the CRRS Subsidiary, which cannot be recouped. PIMCO further has contractually agreed, through May 1, 2011, to waive, first, the supervisory and administrative fee and, to the extent necessary, the advisory fee it receives from the PIMCO Global Multi-Asset Portfolio in an amount equal to the Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees at the Underlying PIMCO Fund level to the extent the supervisory and administrative fee or the supervisory and administrative fee and advisory fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. These waivers renew annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. In addition, PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO Global Multi-Asset Portfolio in an amount equal to the administrative fee paid to PIMCO by the GMA Subsidiary, which cannot be recouped.

Supervisory and administrative fees waived during the fiscal years ended December 31, 2009, 2008 and 2007 were as follows:

Portfolio	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07

PIMCO CommodityRealReturn® Strategy	$146,879		$110,746		$51,297

PIMCO Foreign Bond (Unhedged)	0		20,541	(1)	N/A

PIMCO Global Multi-Asset	56,383	(2)	N/A		N/A

PIMCO Money Market	114,696		0		0

(1)	For the fiscal period April 30, 2008 (the date the Portfolio commenced operations) to December 31, 2008.
(2)	For the fiscal period April 15, 2009 (the date the Portfolio commenced operations) to December 31, 2009.

Previously waived supervisory and administrative fees recouped during the fiscal years ended December 31, 2009, 2008 and 2007 were as follows:

Portfolio	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
PIMCO CommodityRealReturn® Strategy	$0	$0	$4,848
PIMCO Foreign Bond (Unhedged)	272	0	N/A
PIMCO Money Market	6,980	0	0

PORTFOLIO MANAGERS

Other Accounts Managed

Certain of the portfolio managers who are primarily responsible for the day-to-day management of the Portfolios also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2009: (i) the Portfolio(s) managed by the specified portfolio manager; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance. As of January 1, 2011, Jerome Schneider is the portfolio manager of the PIMCO Money Market Portfolio and PIMCO Short-Term Portfolio. Information pertaining to accounts managed by Mr. Schneider is as of June 30, 2010.

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Mr. Arnott[1]
Registered Investment Companies	22	$15,975	0	NA
Other Pooled Investment Vehicles	42	4,151	5	$562
Other Accounts	31	4561	3	94

Mr. Bhansali[2]
Registered Investment Companies	13	2,069.30	0	N/A
Other Pooled Investment Vehicles	5	3,870.80	0	N/A
Other Accounts	6	4,519.21	2	37.94

Mr. El-Erian[3]
Registered Investment Companies	3	2,632.61	0	N/A
Other Pooled Investment Vehicles	2	693.35	0	N/A
Other Accounts	130	28,634.95	2	291.43

Mr. Gross[4]
Registered Investment Companies	41	287,399.39	0	N/A
Other Pooled Investment Vehicles	21	19,976.93	4	507.79
Other Accounts	65	35,735.41	22	12,478.45

Mr. Jessop[5]
Registered Investment Companies	5	9,965.83	0	N/A
Other Pooled Investment Vehicles	21	11,073.83	0	N/A
Other Accounts	13	3,523.10	0	N/A

Mr. Mather[6]
Registered Investment Companies	12	10,277.39	0	N/A
Other Pooled Investment Vehicles	48	24,496.65	3	1,206.43
Other Accounts	62	16,787.46	15	6,330.16

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Mr. Schneider[7]
Registered Investment Companies	3	41,428.00	0	N/A
Other Pooled Investment Vehicles	2	3,181.00	0	N/A
Other Accounts	12	4,878.00	0	N/A

Mr. Mewbourne[8]
Registered Investment Companies	9	13,619.67	0	N/A
Other Pooled Investment Vehicles	24	5,933.98	0	N/A
Other Accounts	102	21,641.10	13	3,704.70

Mr. Parikh[9]
Registered Investment Companies	4	1,471.52	0	N/A
Other Pooled Investment Vehicles	7	2,291.27	0	N/A
Other Accounts	39	22,388.52	13	6,811.34

Mr. Rodosky[10]
Registered Investment Companies	7	9,784.11	0	N/A
Other Pooled Investment Vehicles	2	817.97	0	N/A
Other Accounts	90	26,012.53	9	1,363.24

Mr. Toloui[11]
Registered Investment Companies	2	995.59	0	N/A
Other Pooled Investment Vehicles	7	3,713.48	1	363.68
Other Accounts	5	1,107.59	0	N/A

Mr. Worah[1][2]
Registered Investment Companies	21	52,160.63	0	N/A
Other Pooled Investment Vehicles	22	5,982.20	0	N/A
Other Accounts	54	22,355.36	12	3,938.92

1 Mr. Arnott manages the following Portfolios (each Portfolio’s total assets under management, as of December 31, 2009, is in parenthesis next to its name): PIMCO All Asset ($1,848 million) and PIMCO All Asset All Authority (which had not commenced operations as of December 31, 2009).

2 Dr. Bhansali co-manages the PIMCO Global Multi-Asset Portfolio, which had $37 million total assets under management as of December 31, 2009.

3 Dr. El-Erian co-manages the PIMCO Global Multi-Asset Portfolio, which had $37 million total assets under management as of December 31, 2009.

4 Mr. Gross manages the following Portfolios (each Portfolio’s total assets under management, as of December 31, 2009, is in parenthesis next to its name): PIMCO Low Duration ($1,133 million) and PIMCO Total Return ($5,986 million).

5 As of January 1, 2010, Mr. Jessop manages the PIMCO High Yield Portfolio, which had $540 million total assets under management as of December 31, 2009.

6 Mr. Mather manages the following Portfolios (each Portfolio’s total assets under management, as of December 31, 2009, is in parenthesis next to its name): PIMCO Foreign Bond (U.S. Dollar Hedged) ($69 million) and PIMCO Foreign Bond (Unhedged) ($17 million).

7 As of January 1, 2011, Mr. Schneider manages the following Portfolios (each Portfolio’s total assets under management, as of December 31, 2009, is in parenthesis next to its name): PIMCO Money Market ($266 million) and PIMCO Short-Term ($23 million).

8 Mr. Mewbourne manages the PIMCO Diversified Income Portfolio (which had not commenced operations as of December 31, 2009). Mr. Mewbourne also co-manages the PIMCO Global Multi-Asset Portfolio, which had $37 million total assets under management as of December 31, 2009.

9 As of January 1, 2010, Mr. Parikh manages the PIMCO Global Bond Portfolio (Unhedged) which had $544 million total assets under management as of December 31, 2009.

10 Mr. Rodosky manages the PIMCO Long-Term U.S. Government Portfolio which had $169 million total assets under management as of December 31, 2009.

11 Mr. Toloui manages the PIMCO Emerging Markets Bond Portfolio which had $195 million total assets under management as of December 31, 2009.

12 Mr. Worah manages the following Portfolios (each Portfolio’s total assets under management, as of December 31, 2009, is in parenthesis next to its name): PIMCO CommodityRealReturn® Strategy ($565 million) and PIMCO Real Return ($1,879 million).

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Portfolio’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

PIMCO All Asset and PIMCO All Asset All Authority Portfolios. Because the PIMCO All Asset and the PIMCO All Asset All Authority Portfolios invest substantially all of their assets in the Underlying PIMCO Funds, Research Affiliates believes that the potential conflicts of interest discussed above are mitigated.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

—

3-year, 2-year and 1-year dollar-weighted and account-weighted pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

—	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
—	Amount and nature of assets managed by the portfolio manager;
—	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
—	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
—	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
—	Contributions to asset retention, gathering and client satisfaction;
—	Contributions to mentoring, coaching and/or supervising; and
—	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

The following table provides a list of the benchmarks for each Portfolio:

Portfolio	Benchmark Index

PIMCO All Asset	Barclays Capital U.S. TIPS 1-10 Year Index Consumer Price Index + 500 Basis points
PIMCO All Asset All Authority	S&P 500 Index Consumer Price Index +650 Basis Points
PIMCO CommodityRealReturn® Strategy	Dow Jones-UBS Commodity Index Total Return
PIMCO Diversified Income	1/3 each—Barclays Capital Global Aggregate Credit Component; BofA Merrill Lynch Global High Yield BB-B Rated Constrained; JPMorgan EMBI Global (All USD Hedged)
PIMCO Emerging Markets Bond	JPMorgan Emerging Markets Bond Index (EMBI) Global
PIMCO Foreign Bond (Unhedged)	JPMorgan GBI Global ex-US FX NY Index Unhedged in USD
PIMCO Foreign Bond (U.S. Dollar-Hedged)	JPMorgan GBI Global ex-US Index Hedged in USD
PIMCO Global Bond (Unhedged)	JPMorgan GBI Global FX NY Index Unhedged in USD

Portfolio	Benchmark Index

PIMCO Global Multi-Asset	60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index
PIMCO High Yield	BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index
PIMCO Long-Term U.S. Government	Barclays Capital Long-Term Treasury Index
PIMCO Low Duration	BofA Merrill Lynch 1-3 Year U.S. Treasury Index
PIMCO Money Market	Citigroup 3-Month Treasury Bill Index
PIMCO Real Return	Barclays Capital U.S. TIPS Index
PIMCO Short-Term	Citigroup 3-Month Treasury Bill Index
PIMCO Total Return	Barclays Capital U.S. Aggregate Index

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Research Affiliates. Robert D. Arnott, through his family trust, is the majority owner and sole voting member of Research Affiliates. Mr. Arnott receives a fixed base salary and periodic capital distributions from Research Affiliates. Capital distributions are not fixed, rather they are dependent upon profits generated by Research Affiliates. Mr. Arnott’s compensation as manager is not dependent on the performance of the PIMCO All Asset and PIMCO All Asset All Authority Portfolios. Research Affiliates also has a defined benefit plan.

Securities Ownership

To the best of the Trust’s knowledge, the table below shows the dollar range of shares of the Portfolios beneficially owned as of December 31, 2009, by each portfolio manager of the Portfolios.

Portfolio Manager	Portfolios Managed by Portfolio Manager	Dollar Range of Shares Owned
Arnott	PIMCO All Asset	None
	PIMCO All Asset All Authority*	N/A
Bhansali	PIMCO Global Multi-Asset	None
El-Erian	PIMCO Global Multi-Asset	None
Gross	PIMCO Low Duration	None
	PIMCO Total Return	None
Jessop**	PIMCO High Yield	None
Mather	PIMCO Foreign Bond (Unhedged)	None
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	None
Schneider****	PIMCO Money Market	None
	PIMCO Short-Term	None
Mewbourne	PIMCO Diversified Income*	N/A
	PIMCO Global Multi-Asset	None
Parikh***	PIMCO Global Bond (Unhedged)	None
Rodosky	PIMCO Long-Term U.S. Government	None
Toloui	PIMCO Emerging Markets Bond	None
Worah	PIMCO CommodityRealReturn® Strategy	None
	PIMCO Real Return	None
*	As of December 31, 2009, the Portfolio was not offered for sale and had not commenced investment operations.
**	As of January 1, 2010, Mr. Jessop manages the PIMCO High Yield Portfolio.
***	As of January 1, 2010, Mr. Parikh manages the PIMCO Global Bond Portfolio (Unhedged).
****

As of January 1, 2011, Mr. Schneider manages the PIMCO Money Market Portfolio and PIMCO Short-Term Portfolio. As of June 30, 2010, to the best of the Trust’s knowledge, Mr. Schneider did not own any shares of these Portfolios.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (“Distribution Contract”) with the Trust which is subject to annual approval by the Board of Trustees. The Distributor is an indirect subsidiary of Allianz Global Investors. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the SEC. The Distribution Contract is terminable with respect to a Portfolio or a class without penalty, at any time, by the Portfolio or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

The Distribution Contract will continue in effect with respect to each Portfolio and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract; the Supervision and Administration Agreement or the Distribution Plan described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Portfolios or a class of a Portfolio, it may continue in effect with respect to any Portfolio or other class thereof as to which it has not been terminated (or has been renewed).

The Trust may offer up to four classes of shares: the Institutional Class, the Administrative Class, the Advisor Class and Class M. The Trust has adopted an Amended and Restated Multi-Class Plan (“Multi-Class Plan”) pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Portfolio represent an equal pro rata interest in such Portfolio and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Board of Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Portfolio. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Administrative Services Plan for Administrative Class Shares and Class M Shares

The Trust has adopted separate Administrative Services Plans (together, the “Administrative Plans”) with respect to the Administrative Class and the Class M shares of each Portfolio.

Under the terms of each class’s Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the respective Administrative Class shares or Class M shares of each Portfolio, in amounts up to 0.15%, for the Administrative Class, or 0.20%, for Class M, on an annual basis of the respective average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders and Class M shareholders of the Portfolios. Such services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

Fees paid pursuant to a class’s Administrative Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the FINRA.

The fees paid pursuant to the Administrative Plan by each Portfolio that was operational during the fiscal years ended December 31, 2009, 2008 and 2007 were as follows:

Portfolio	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07
PIMCO All Asset - Administrative Class	$297,547		$350,149		$378,087
PIMCO All Asset - Class M	86,172		96,300		95,041
PIMCO CommodityRealReturn® Strategy	506,022		534,094		328,984
PIMCO Emerging Markets Bond	226,761		257,114		295,829
PIMCO Foreign Bond (Unhedged)	7,517		2,967	(1)	N/A
PIMCO Foreign Bond (U.S. Dollar-Hedged)	102,633		124,916		96,350
PIMCO Global Bond (Unhedged)	588,278		466,522		307,378
PIMCO Global Multi-Asset	4,846	(2)	N/A		N/A
PIMCO High Yield	607,793		573,439		744,489
PIMCO Long-Term U.S. Government	201,723		213,567		163,724
PIMCO Low Duration	1,067,304		2,156,981		1,563,338
PIMCO Money Market	89,621		145,286		207,142
PIMCO Real Return	2,150,005		1,942,006		1,513,545
PIMCO Short-Term	24,837		21,275		16,212
PIMCO Total Return	6,987,612		6,222,304		5,209,174
(1)	For the fiscal period April 30, 2008 (the date the Portfolio commenced operations) to December 31, 2008.
(2)	For the fiscal period April 15, 2009 (the date the Portfolio commenced operations) to December 31, 2009.

PIMCO may pay, out of its own assets and at no cost to the Portfolios, amounts to certain financial intermediaries in connection with the provision of administrative and/or distribution services with respect to the Portfolios. For the fiscal year ended December 31, 2009, the amount PIMCO paid intermediaries out of its own assets for costs associated with these administrative and distribution services, on behalf of the Portfolios was approximately $18.1, million on behalf of the Portfolios.

Each Administrative Plan provides that it may not be amended to materially increase the costs which Administrative Class or Class M shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class or Class M, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

Each of the Administrative Plans also provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Trustees defined above. In addition, the Administrative Plan further provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Trustees defined above. The Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Board of Trustees, and the Board of Trustees shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Each of the Administrative Plans is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each of the Administrative Plans further provide that expenses payable under the Administrative Plans may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.15% of the average daily net assets of

Administrative Class shares or 0.20% of the average daily net assets of the Class M shares may be used in any month to pay expenses under that class’s Administrative Plans. Each of the Administrative Plans require that the Administrative Class shares and the Class M shares incur no interest or carrying charges.

FINRA rules limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to these limits on distribution fees. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as “service fees” and therefore will not be limited by FINRA rules which limit distribution fees. However, service fees are limited by FINRA rules that limit service fees to 0.25% of a Portfolio’s average annual net assets.

Fees Paid Pursuant to the Administrative Plan Waived

To maintain certain net yields for the PIMCO Money Market Portfolio, PIMCO and certain affiliates have entered into a Fee and Expense Limitation Agreement with the PIMCO Money Market Portfolio (the “Agreement”) pursuant to which PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any service fees applicable to a class of the PIMCO Money Market Portfolio; (ii) second, to the extent necessary, the PIMCO Money Market Portfolio’s Supervisory and Administrative Fee; and (iii) third, to the extent necessary, the PIMCO Money Market Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the PIMCO Money Market Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the PIMCO Money Market Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the PIMCO Money Market Portfolio to maintain a negative yield.

Fees paid pursuant to the Administrative Plan waived during the fiscal years ended December 31, 2009, 2008 and 2007 were as follows:

Portfolio	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
PIMCO Money Market	$74,311	$0	$0

Distribution Plan for Advisor Class and Class M Shares

The Advisor Class and Class M shares of the Trust have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (together, the “Distribution Plans”) pursuant to which a Portfolio may pay insurance companies, broker-dealers, banks and recordkeepers, and other financial institutions an aggregate fee in an amount not to exceed 0.25% of the average daily new assets attributable to the Advisor Class and Class M shares of Portfolio, respectively, as compensation for services rendered and/or expenses borne in respect of activities that may be deemed to be primarily intended to result in the sale of Advisor Class or Class M shares.

The Distribution Plans authorize payments for a variety of distribution-related activities with respect to shares of the Portfolios. Payments pursuant to the Distribution Plans may be used to pay insurance companies, broker-dealers, banks and recordkeepers, and other financial institutions for the following expenditures, among others: (1) the printing and mailing of Portfolios prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (2) the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Portfolios; (3) holding seminars and sales meetings designed to promote the distribution of the shares of the Portfolios; (4) obtaining information and providing explanations to wholesale and retail distributors of variable insurance contracts regarding the investment objectives and policies and other information about the Portfolios, including the performance of the Portfolios; (5) training sales personnel regarding the Portfolios; (6) providing compensation to insurance companies whose variable insurance contracts use the Portfolios as investment vehicles; (7) compensating financial intermediaries for services performed and expenses incurred in connection with the sale of shares of the Portfolios; and (8) financing any other activity that is primarily intended to result in the sale of shares of the Portfolios.

In accordance with Rule 12b-1 under the 1940 Act, a Distribution Plan may not be amended to increase materially the costs which either Advisor Class or Class M shareholders may bear under the respective Distribution Plan without approval of a majority of the outstanding Advisor Class or Class M shares, as applicable, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Distribution Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related amendments. A Distribution Plan may not take effect until approved by a vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Distribution Plan Trustees. In addition, the Distribution Plan may not take effect unless it is approved by the vote of a majority of the outstanding Advisor Class or Class M shares and it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Distribution Plan Trustees. A Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the disinterested Distribution Plan Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the Portfolio. Pursuant to each Distribution Plan, the Board of Trustees will be provided with quarterly reports of amounts expended under each Plan and the purpose for which such expenditures were made.

The fees paid pursuant to the Distribution Plans by each Portfolio that was operational during the fiscal years ended December 31, 2009, 2008 and 2007 were as follows:

Portfolio	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07
PIMCO All Asset - Advisor Class	$3,532,266		$3,246,671	$2,037,583
PIMCO All Asset - Class M	109,328		119,823	118,097
PIMCO CommodityRealReturn® Strategy	157,917		150,349	39,849
PIMCO Emerging Markets Bond	18,170		9,552	2,025
PIMCO Foreign Bond (Unhedged)	8,339	(1)	N/A	N/A
PIMCO Global Bond (Unhedged)	20,948		3,055	26
PIMCO Global Multi-Asset	10,596	(2)	N/A	N/A
PIMCO High Yield	7,972		986	514
PIMCO Long-Term U.S. Government	37(3)		N/A	N/A
PIMCO Low Duration	182,365		3,312	522
PIMCO Real Return	63,139		68,750	20,895
PIMCO Short-Term	84(3)		N/A	N/A
PIMCO Total Return	335,952		131,334	66,516
(1)	For the fiscal period March 31, 2009 (the date the Class commenced operations) to December 31, 2009.
(2)	For the fiscal period April 15, 2009 (the date the Class commenced operations) to December 31, 2009.
(3)	For the fiscal period September 30, 2009 (the date the Class commenced operations) to December 31, 2009.

Additional Information About the Shares

PIMCO and its affiliates may pay, out of their own assets and at no cost to the Portfolios, amounts to certain financial intermediaries for services in connection with the provision of administrative and/or distribution services with respect to the Portfolios, including services primarily intended to result in the sale of shares of the Portfolios. Such payments, and other payments described herein, may be significant to the payors and the payees.

Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Portfolios. These services may include the provision of ongoing information concerning the Portfolios and their investment performance, responding to shareholder inquiries, assisting with purchases and redemptions of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services out of PIMCO’s own resources. These payments may be made from profits received by PIMCO from management fees paid to PIMCO by the Portfolios. Such activities by PIMCO may provide incentives to financial institutions to purchase or market shares of the Portfolios. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

Additionally, from time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO’s attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO’s own assets and at no cost to the Portfolios. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Trust. Such activities may provide incentives to financial institutions to sell shares of the Portfolios. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

Institutional Class, Administrative Class, Advisor Class and Class M shares of the Trust may also be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service fees paid with respect to Administrative Class, Advisor Class and Class M shares. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Purchases, Exchanges and Redemptions

Variable Contract Owners do not deal directly with the Portfolios to purchase, redeem, or exchange shares, and Variable Contract Owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Accounts that invest in the Portfolios.

Shares of a Portfolio may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

A separate account holding shares of any Portfolio may exchange shares of such Portfolio for shares of any other Portfolio of the Trust, within the same class on the basis of their respective net asset values. Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange (“NYSE”) on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset value determined at the close of the next business day.

The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable.

Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem by payment in kind of securities held in the Portfolios.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Portfolios also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and other clients pursuant to PIMCO’s trade allocation policy that is designed to ensure that all accounts, including the Portfolios, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.

PIMCO may acquire on behalf of its clients (including the Trust) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

PIMCO may aggregate orders for the Portfolios with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO’s reasonable judgment, aggregation may result in an overall economic benefit to the Portfolios and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.

In some cases, PIMCO may sell a security on behalf of a client, including the Portfolios, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO’s other clients, including the Portfolios, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services

There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Portfolio and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the best execution available. In seeking best execution, PIMCO, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

For the fiscal years ended December 31, 2009, 2008 and 2007, the following amounts of brokerage commissions were paid by each operational Portfolio listed below:

Portfolio(1)	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07
PIMCO CommodityRealReturn® Strategy	$17,531	$58,233		$30,599
PIMCO Emerging Markets Bond	9,876	8,590		10,524
PIMCO Foreign Bond (Unhedged)	238	210	(2)	N/A
PIMCO Foreign Bond (U.S. Dollar-Hedged)	3,895	17,913		4,963
PIMCO Global Bond (Unhedged)	34,472	61,635		13,182
PIMCO Global Multi-Asset	1,421(3)	N/A		N/A
PIMCO High Yield	26,166	9,430		8,921
PIMCO Long-Term U.S. Government	2,775	18,338		50,109
PIMCO Low Duration	19,810	55,463		69,953
PIMCO Real Return	30,078	120,515		84,887
PIMCO Short-Term	1,350	1,393		1,960
PIMCO Total Return	171,145	274,506		412,591
(1)

Changes in the aggregate amount of brokerage commissions paid by a Portfolio from year-to-year may be attributable to changes in the asset size of the Portfolio, the volume of portfolio transactions effected by the Portfolio, the types of instruments in which the Portfolio invests, or the rates negotiated by PIMCO on behalf of the Portfolio.

(2)	For the fiscal period April 30, 2008 (the date the Portfolio commenced operations) to December 31, 2008.
(3)	For the fiscal period April 15, 2009 (the date the Portfolio commenced operations) to December 31, 2009.

PIMCO places orders for the purchase and sale of portfolio investments for the Portfolios’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Portfolios, PIMCO will seek the best execution of the Portfolios’ orders. In doing so, a Portfolio may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Trust may use broker-dealers that sell Portfolio shares to effect the Trust’s portfolio transactions, the Trust and PIMCO will not consider the sale of Portfolio shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Trust’s portfolio transactions. PIMCO also may receive research or research related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to PIMCO in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust would not be reduced in the event that PIMCO and its affiliates received such services. Although PIMCO considers the research products and services it receives from broker-dealers to be supplemental to its own internal research, PIMCO would likely incur additional costs if it had to generate these research products and services through its own efforts or if it paid for these products or services itself.

As permitted by Section 28(e) of the 1934 Act, PIMCO may cause the Trust to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to PIMCO an amount of disclosed commission or spread for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction.

As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO’s judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser or sub-adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio if the commissions paid to such an affiliated broker-dealer by a Portfolio do not exceed one per centum of the purchase or sale price of such securities.

Since the securities in which certain Portfolios invest consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, their investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of their transactions.

SEC rules further require that commissions paid to such an affiliated broker dealer, or PIMCO by a Portfolio on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Portfolios did not pay any commissions to affiliated brokers during the fiscal years ended December 31, 2009, 2008, and 2007.

Holdings of Securities of the Trust’s Regular Brokers and Dealers

The following table indicates the value of each operational Portfolio’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended December 31, 2009:

PIMCO All Asset Portfolio	State Street Bank & Trust Co.	1,214

PIMCO CommodityRealReturn® Strategy Portfolio	Citigroup Global Markets, Inc.	39,724
	JPMorgan Securities, Inc.	31,526
	Morgan Stanley & Co., Inc.	22,953
	Banc of America Securities LLC	19,414
	Barclays Capital, Inc.	16,681
	Goldman Sachs & Co.	9,539
	Merrill Lynch, Pierce, Fenner & Smith	9,420
	RBS Securities, Inc.	8,727
	Credit Suisse USA, Inc.	800
	State Street Bank & Trust Co.	678

PIMCO Emerging Markets Bond Portfolio	Morgan Stanley & Co., Inc.	6,724
	Citigroup Global Markets, Inc.	1,111
	Barclays Capital, Inc.	672
	Banc of America Securities LLC	540
	JPMorgan Securities, Inc.	502
	State Street Bank & Trust Co.	280
	Goldman Sachs & Co.	24

PIMCO Foreign Bond Portfolio (Unhedged)	RBS Securities, Inc.	794
	BNP Paribas Securities Corp.	153
	Merrill Lynch, Pierce, Fenner & Smith	150
	Citigroup Global Markets, Inc.	102
	Banc of America Securities LLC	100

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	JPMorgan Securities, Inc.	2,774
	Citigroup Global Markets, Inc.	1,714
	Banc of America Securities LLC	1,500
	RBS Securities, Inc.	1,499
	BNP Paribas Securities Corp.	756
	Morgan Stanley & Co., Inc.	653
	Merrill Lynch, Pierce, Fenner & Smith	614
	Goldman Sachs & Co.	392
	State Street Bank & Trust Co.	337
	Barclays Capital, Inc.	223
	Credit Suisse USA, Inc.	197

PIMCO Global Bond Portfolio (Unhedged)	Citigroup Global Markets, Inc.	15,442
	Banc of America Securities LLC	12,561
	RBS Securities, Inc.	12,501
	JPMorgan Securities, Inc.	8,409
	Morgan Stanley & Co., Inc.	7,407
	Merrill Lynch, Pierce, Fenner & Smith	5,262
	Barclays Capital, Inc.	3,862
	Goldman Sachs & Co.	1,755
	State Street Bank & Trust Co.	962
	Deutsche Bank Securities, Inc.	436
	Credit Suisse USA, Inc.	242

PIMCO Global Multi-Asset Portfolio	State Street Bank & Trust Co.	151
	Barclays Capital, Inc.	100

PIMCO High Yield Bond Portfolio	Barclays Capital, Inc.	19,951
	Banc of America Securities LLC.	11,038
	Citigroup Global Markets, Inc.	10,321
	JPMorgan Securities, Inc.	8,045
	Goldman Sachs & Co.	4,843
	RBS Securities, Inc.	3,397
	State Street Bank & Trust Co.	526
	Morgan Stanley & Co., Inc.	505
	Merrill Lynch, Pierce, Fenner & Smith	47

PIMCO Long-Term U.S. Government Portfolio	Banc of America Securities LLC	5,124
	Goldman Sachs & Co.	3,474
	JPMorgan Securities, Inc.	3,109
	Citigroup Global Markets, Inc.	1,262
	Morgan Stanley & Co., Inc.	705
	State Street Bank & Trust Co.	606
	Credit Suisse USA, Inc.	61

PIMCO Low Duration Portfolio	Goldman Sachs & Co.	118,101
	Credit Suisse USA, Inc.	39,275
	Banc of America Securities LLC	30,045
	JPMorgan Securities, Inc.	22,771
	Citigroup Global Markets, Inc.	21,600
	Deutsche Bank Securities, Inc.	18,455
	Merrill Lynch, Pierce, Fenner & Smith	17,784
	RBS Securities, Inc.	9,733
	Morgan Stanley & Co., Inc.	3,379
	State Street Bank & Trust Co.	2,048
	Banc of America Securities LLC	1,177

PIMCO Money Market Portfolio	Barclays Capital, Inc.	30,097
	Citigroup Global Markets, Inc.	26,600
	JPMorgan Securities, Inc.	10,300
	Morgan Stanley & Co., Inc.	3,108
	Merrill Lynch, Pierce, Fenner & Smith	2,595
	RBS Securities, Inc.	2,498
	State Street Bank & Trust Co.	528

PIMCO Real Return Portfolio	RBS Securities, Inc.	85,419
	Citigroup Global Markets, Inc.	46,934
	JPMorgan Securities, Inc.	42,987
	Banc of America Securities LLC	41,268
	Morgan Stanley & Co., Inc.	37,458
	Barclays Capital, Inc.	37,180
	Merrill Lynch, Pierce, Fenner & Smith	26,576
	Goldman Sachs & Co.	5,936
	State Street Bank & Trust Co.	1,875
	Credit Suisse USA, Inc.	179
	Deutsche Bank Securities, Inc.	63

PIMCO Short-Term Portfolio	Citigroup Global Markets, Inc.	650
	JPMorgan Securities, Inc.	525
	RBS Securities, Inc.	504
	Merrill Lynch, Pierce, Fenner & Smith	374
	Morgan Stanley & Co., Inc.	205
	Banc of America Securities LLC	184
	State Street Bank & Trust Co.	175
	Goldman Sachs & Co.	44
	Credit Suisse USA, Inc.	39

PIMCO Total Return Portfolio	JPMorgan Securities, Inc.	354,200
	BNP Paribas Securities Corp.	183,065
	Citigroup Global Markets, Inc.	147,709
	Banc of America Securities LLC	128,782
	Goldman Sachs & Co.	95,314
	Barclays Capital, Inc.	63,098
	Merrill Lynch, Pierce, Fenner & Smith	56,931
	Deutsche Bank Securities, Inc.	56,161
	Morgan Stanley & Co., Inc.	45,848
	State Street Bank & Trust Co.	11,161
	RBS Securities, Inc.	5,214
	Credit Suisse USA, Inc.	799

Portfolio Turnover

A change in the securities held by a Portfolio is known as “portfolio turnover.” PIMCO manages the Portfolios without regard generally to restrictions on portfolio turnover. See “Taxation” below. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. Trading in equity securities involves the payment of brokerage commissions, which are transaction costs paid by a Portfolio. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Portfolio, the higher these transaction costs borne by the Portfolio generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

The portfolio turnover rate of a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each Portfolio that was operational as of the Trust’s most recent fiscal year end are provided in the applicable Prospectuses under the “Financial Highlights.”

The PIMCO All Asset, the PIMCO All Asset All Authority and the PIMCO Global Multi-Asset Portfolios indirectly bear the expenses associated with the portfolio turnover of the Underlying PIMCO Funds (and unaffiliated funds, in the case of PIMCO Global Multi-Asset Portfolio), which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the PIMCO All Asset, the

PIMCO All Asset All Authority and the PIMCO Global Multi-Asset Portfolios may also bear expenses directly or indirectly through sales of securities held by the Portfolios and the Underlying PIMCO Funds (and unaffiliated funds, in the case of the PIMCO Global Multi-Asset Portfolio), which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term taxable gains taxed at ordinary income tax rates when distributed to shareholders who are individuals.

The PIMCO All Asset, PIMCO Emerging Markets Bond, PIMCO Long-Term U.S. Government, PIMCO Low Duration, PIMCO Short-Term, and PIMCO Total Return Portfolios experienced a higher portfolio turnover rate compared to its prior fiscal year. The Portfolios bought and sold for forward settlement more frequently during the 12-month period ended December 31, 2009 than the 12-month period ended December 31, 2008.

Disclosure of Portfolio Holdings

Policies and Procedures Generally. The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Portfolios (the “Disclosure Policy”). The Disclosure Policy is designed to protect the confidentiality of the Portfolios’ non-public portfolio holdings information, to prevent the selective disclosure of such information, and to ensure compliance by PIMCO and the Portfolios with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty.

Monitoring and Oversight. The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.

Any exceptions to the Disclosure Policy may be made only if approved by the CCO upon determining that the exception is in the best interests of the Portfolio. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Quarterly Disclosure. The Portfolios will publicly disclose the complete schedule of each Portfolio’s holdings, as reported on a fiscal quarter-end basis, by making the information publicly available in a manner consistent with requirements established by the SEC. You may view a Portfolio’s complete schedule of portfolio holdings for the most recently completed quarter online at http://pvit.pimco-funds.com/, or obtain a copy of the schedule by calling PIMCO at 1-866-746-2606. This information will be available no earlier than the day on which it is transmitted to shareholders in the Portfolios’ annual and semi-annual reports, or filed with the SEC on Form N-Q, which will occur on or about the sixtieth day after a fiscal quarter’s end.

The Portfolios file their complete schedules of securities holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Defaulted/Distressed Securities. PIMCO may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Portfolios that are in default or experiencing a negative credit event. Any such disclosure will be broadly disseminated via PIMCO’s website at http://www.pimco.com, the Distributor’s website at http://www.allianzinvestors.com, or by similar means.

Confidential Dissemination of Portfolio Holdings Information. No disclosure of non-public portfolio holdings information may be made to any unaffiliated third party except as set forth in this section. This prohibition does not apply to information sharing with the Portfolios’ service providers, such as the Funds’ investment adviser, sub-advisers (if any), distributor, custodian, transfer agent, administrator, sub-administrator (if any), accountant, counsel, securities class action claims services administrator, financial printer, proxy voting agent, lender and other select third party service providers (collectively, the “Service Providers”), who generally need access to such information in the performance of their contractual duties and responsibilities. Such Service Providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

A Portfolio or PIMCO may, to the extent permitted under applicable law, distribute non-public information regarding a Portfolio, including portfolio holdings information, more frequently to certain third parties, such as mutual fund analysts and rating and ranking organizations (e.g., Moody’s, Standard & Poor’s, Fitch, Morningstar and Lipper Analytical Services, etc.), pricing information vendors, analytical service providers (e.g., Abel/Noser Corp., FT Interactive Data, etc.) and potential Service Providers that have a legitimate business purpose in receiving such information. The distribution of non-public information must be authorized by an officer of the Trust or PIMCO after determining the requested disclosure is in the best interests of the Portfolio and its shareholders and after consulting with and receiving approval from PIMCO’s legal department. The Disclosure Policy does not require a delay between the date of the information and the date on which the information is disclosed; however, any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Portfolios’ non-public information provided is the confidential property of the Portfolios and may not be used for any purpose except in connection with the provision of services to the Portfolios and, in particular, that such information may not be traded upon; (2) the recipient of the non-public information agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Portfolios or PIMCO, the recipient of the non-public information shall promptly return or destroy the information, except as otherwise required by applicable law or such recipient’s record retention policies and procedures. Neither the Portfolios nor PIMCO may receive compensation or consideration in connection with the distribution of non-public portfolio holdings information.

Non-Specific Information. Under the Disclosure Policy, the Portfolios or PIMCO may distribute non-specific information about the Portfolios and/or summary information about the Portfolios at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Portfolio’s holdings.

NET ASSET VALUE

Net asset value is determined as indicated under “How Portfolio Shares are Priced” in the Prospectuses. Net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For all Portfolios other than the PIMCO Money Market Portfolio, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the- counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system, established market makers or independent pricing services. For

NASDAQ traded securities, market value also may be determined on the basis of the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The PIMCO Money Market Portfolio’s securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

The SEC’s regulations require the PIMCO Money Market Portfolio to adhere to certain conditions. The Board of Trustees, as part of its responsibility within the overall duty of care owed to the shareholders, is required to establish procedures reasonably designed, taking into account current market conditions and the Portfolio’s investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Board of Trustees’ procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Board of Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Board of Trustees will take such steps as it considers appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Portfolio also is required to maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by PIMCO under procedures established by the Board of Trustees to be of high quality with minimal credit risks. The Portfolio may not invest more than 0.5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category for short-term debt obligations.

Each Portfolio’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees (if any) and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Portfolio’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s “net asset value” per share. Under certain circumstances, the per share net asset value of certain shares of a Portfolio may be lower than the per share net asset value of other shares as a result of different daily expense accruals applicable to different share classes. Generally, when a Portfolio pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Portfolio’s classes.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Portfolios and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Portfolios. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Portfolio shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

Each Portfolio intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, each Portfolio generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of certain controlled issuers in the same or similar trades or businesses, or the securities of one or more “qualified publicly traded partnerships”; and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, a Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As described in the applicable Prospectuses, the PIMCO CommodityRealReturn® Strategy Portfolio and the PIMCO Global Multi-Asset Portfolio may gain exposure to the commodities markets through investments in commodity index-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-01, which held that income derived from commodity index-linked swaps would not be qualifying income. As such, each Portfolio’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income, respectively.

A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-01 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Internal Revenue Code. The IRS has also issued private letters rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. Based on the reasoning in such rulings, each Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary (as discussed below).

As discussed in “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries,” each Portfolio intends to invest a portion of its assets in its Subsidiary, each of which will be classified as a corporation for U.S. federal income tax purposes. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary will also be qualifying income.

Foreign corporations, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiaries may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of either Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of such Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiaries, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiaries will derive income subject to such withholding tax.

Each Subsidiary will be treated as a controlled foreign corporation (“CFC”). The PIMCO CommodityRealReturn® Strategy Portfolio will be treated as a “U.S. shareholder” of the CRRS Subsidiary and the PIMCO Global Multi-Asset Portfolio will be treated as a “U.S. shareholder” of the GMA Subsidiary. As a result, each Portfolio will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by such Subsidiary. It is expected that all of the Subsidiaries’ income will be “subpart F income.” Each Portfolio’s recognition of its Subsidiary’s “subpart F income” will increase such Portfolio’s tax basis in its Subsidiary. Distributions by the Subsidiary to its Portfolio will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce such Portfolio’s tax basis in its Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Portfolio.

Based on Revenue Ruling 2006-31, IRS guidance and advice of counsel, each Portfolio will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in its Subsidiary. The use of commodity index-linked notes involves specific risks. Applicable Prospectuses, under the heading “Characteristics and Risks of Securities and Investment Techniques—Derivatives,” provide further information regarding commodity index-linked notes, including the risks associated with these instruments.

As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Portfolio as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Portfolio intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Portfolio intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement.

Distributions

All dividends and distributions of a Portfolio, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Portfolio’s investment company taxable income will be taxable to a U.S. shareholder (such as a Separate Account) as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

A portion of the dividends paid by the Portfolios may qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Portfolio’s shares and are not eligible for the dividends received deduction. Any distributions that are not from a Portfolio’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

The PIMCO All Asset, the PIMCO All Asset All Authority and the PIMCO Global Multi-Asset Portfolios will not be able to offset gains realized by one Underlying PIMCO Fund in which the Portfolios invest against losses realized by another Underlying PIMCO Fund in which the Portfolios invest. Redemptions of shares in an Underlying PIMCO Fund could also result in gain and/or income to the PIMCO All Asset, the PIMCO All Asset All Authority and the PIMCO Global Multi-Asset Portfolios. The Portfolios’ use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

Sales of Shares

Upon the disposition of shares of a Portfolio (whether by redemption, sale or exchange), a shareholder (such as a Separate Account) may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. If a Portfolio redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

Depending on the PIMCO All Asset, the PIMCO All Asset All Authority and the PIMCO Global Multi-Asset Portfolios’ percentage ownership in an Underlying PIMCO Fund both before and after a redemption, the Portfolios’ redemption of shares of such Underlying PIMCO Fund may cause the Portfolios to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Portfolios’ tax basis in the shares of the Underlying PIMCO Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the PIMCO All Asset, the PIMCO All Asset All Authority and the PIMCO Global Multi-Asset Portfolios to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying PIMCO Funds directly. Redemptions of shares in an Underlying PIMCO Fund could also cause additional distributable gains to shareholders.

Options, Futures and Forward Contracts, and Swap Agreements

Some of the options, futures contracts, forward contracts, and swap agreements used by the Portfolios may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Portfolio, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio which is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Portfolios intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Portfolio as a regulated investment company might be affected. The Trust intends to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Portfolio to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to a Portfolio’s assets may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Portfolios for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in a Portfolio’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Portfolio’s distributions may be treated as ordinary income than would have been the case if the Portfolio did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions made by the Portfolio.

Short Sales

Certain Portfolios may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Portfolio, which is taxed as ordinary income when distributed to shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

Certain Portfolios may invest in the stock of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Portfolio receives a so-called “excess distribution” with respect to PFIC stock, the Portfolio itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Portfolio to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC stock. A Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Portfolio may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Portfolio’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Internal Revenue Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Portfolio level under the PFIC rules would generally be eliminated, but the Portfolio could, in limited circumstances, incur nondeductible interest charges. A Portfolio’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Portfolio itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a portfolio that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “section 988” gains or losses, may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

Income received by the Portfolios from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Portfolios with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the PIMCO Emerging Markets Bond, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged) or PIMCO Global Bond (Unhedged) Portfolios’ total assets at the close of their taxable year consists of securities of foreign corporations, such Portfolio will be eligible to elect to “pass-through” to the Portfolio’s shareholders the amount of foreign income and similar taxes paid by the Portfolio. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Portfolio, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Portfolio’s taxable year whether the foreign taxes paid by the Portfolio will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the PIMCO Emerging Markets Bond, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged) or PIMCO Global Bond (Unhedged) Portfolios’ income will flow through to shareholders of the Trust. With respect to such Portfolios, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolio. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Although the PIMCO All Asset, the PIMCO All Asset All Authority and the PIMCO Global Multi-Asset Portfolios may be entitled to a deduction for such taxes paid by an Underlying PIMCO Fund in which each Portfolio invests, the PIMCO All Asset, the PIMCO All Asset All Authority and the PIMCO Global Multi-Asset Portfolios will not be able to pass any such credit or deduction through to their own shareholders.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Portfolio may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Portfolio in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Portfolio may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Portfolio may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Portfolio will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Portfolio may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Portfolio generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Portfolio. Cash to pay such dividends may be obtained from sales proceeds of securities held by a Portfolio.

Constructive Sales

Certain rules may affect the timing and character of gain if a Portfolio engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Portfolio enters into certain transactions in property while holding substantially identical property, the Portfolio would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Portfolio’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Portfolio’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Portfolio will provide information annually to shareholders indicating the amount and percentage of a Portfolio’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

OTHER INFORMATION

Capitalization

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

Under Delaware law, shareholders are not personally liable for the obligations of the Trust. In addition, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Trust Instrument also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Voting Rights

Under the Trust Instrument, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Trust Instrument. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board of Trustees if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee at any shareholder meeting. The Trustees are required to call a meeting of shareholders if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust.

The Trust’s shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class. To avoid potential conflicts of interest, to the extent the Portfolios own shares of a money market fund or short-term bond fund pursuant to the November 19, 2001 SEC exemptive order discussed above, the Portfolios will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in the Prospectuses or this Statement of Additional Information, the phrase “vote of a majority of the outstanding shares” of a Portfolio (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Trust).

In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Portfolios will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion to the votes received. The effect of proportional voting is that if a large number of variable contract owners do not provide the insurance company voting instructions, a small number of variable contract owners may determine the outcome of the vote.

Code of Ethics

The Trust, PIMCO, Research Affiliates and the Distributor each has adopted a Code of Ethics pursuant to the requirements of the 1940 Act and the Advisers Act. These Codes of Ethics permit personnel, subject to the Codes of Ethics, to invest in securities, including securities that may be purchased or held by the Portfolios.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian for assets of all Portfolios. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston, Massachusetts 02110, and at

State Street’s branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Portfolios will not occur, and shareholders bear the risk of losses arising from these or other events.

Boston Financial Data Services – Midwest, 330 W. 9th Street, 5th Floor, Kansas City, Missouri 64105 serves as transfer agent for the shares of the Portfolios.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for all Portfolios. PricewaterhouseCoopers LLP provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

Counsel

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

For those Portfolios in operation as of December 31, 2009, audited financial statements for the Trust, as of December 31, 2009 for the fiscal year then ended, including notes thereto and the reports of PricewaterhouseCoopers LLP thereon dated February 19, 2010, are incorporated by reference from the Trust’s 2009 Annual Report.

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